Exhibit 99.1
                                                                  ------------


                         UNITED STATES BANKRUPTCY COURT
                  _______________ DISTRICT OF ________________


IN:  GRAND UNION                                       CASE NO.  00-39613 (NW)
     ---------------------------                                ---------------
       DEBTOR

                 MONTHLY OPERATING REPORT (OCTOBER 3-OCTOBER 14)
                FILE WITH COURT AND SUBMIT COPY TO UNITED STATES
                   TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------ ---------------------- ----------------- --------------------
REQUIRED DOCUMENTS                                                       FORM NO.             DOCUMENT          EXPLANATION
                                                                                              ATTACHED           ATTACHED
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Schedule of Cash Receipts and Disbursements                        MOR-1                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Bank Reconciliation (or copies of debtor's bank                MOR-1 (CONT)                             Sent to Trustee
    reconciliations)
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of bank statements
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Cash disbursements journals
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Statement of Operations                                            MOR-2                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Balance Sheet                                                      MOR-3                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Status of Postpetition Taxes                                       MOR-4                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of tax returns filed during reporting period
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Summary of Unpaid Postpetition Debts                               MOR-4                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Listing of aged accounts payable
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Accounts Receivable Reconciliation and Aging                       MOR-5                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Debtor Questionnaire                                               MOR-5                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------                -------------------------
Signature of Debtor                                    Date


---------------------------------------                -------------------------
Signature of Joint Debtor                              Date


   /s/ Jeffrey P. Freimark
---------------------------------------                -------------------------
Signature of Authorized Individual*                    Date


     Jeffrey P. Freimark                               February 1, 2001
---------------------------------------                -------------------------
Printed Name of Authorized Individual                  Date


-----------------------------
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:   GRAND UNION                                    Case No.  00-39613 (NW)
         -----------                                              -------------
         Debtor                            Reporting Period:  October 14, 2000
                                                              -----------------


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                               SEE ATTACHED DETAIL

------------------------------- ----------------------------------- --- ---------------------- --- --------------------------------
                                         BANK ACCOUNTS                      CURRENT MONTH              CUMULATIVE FILING TO DATE
                                 OPER. PAYROLL       TAX      OTHER     ACTUAL       PROJECTED          ACTUAL          PROJECTED
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
CASH BEGINNING OF MONTH
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
RECEIPTS
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
CASH SALES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
ACCOUNTS RECEIVABLE
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
LOANS AND ADVANCES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
SALE OF ASSETS
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
OTHER (ATTACH LIST)
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
TRANSFERS (FROM DIP ACCTS)
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------

------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
TOTAL RECEIPTS
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
DISBURSEMENTS
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
NET PAYROLL
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
PAYROLL TAXES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
SALES, USE & OTHER TAXES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
INVENTORY PURCHASES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
SECURED/RENTAL/LEASES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
INSURANCE
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
ADMINISTRATIVE
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
SELLING
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
OTHER (ATTACH LIST)
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------

------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
OWNER DRAW*
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
TRANSFERS (TO DIP ACCTS)

------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
PROFESSIONAL FEES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
U.S. TRUSTEE QUARTERLY FEES
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
COURT COSTS
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
TOTAL DISBURSEMENTS
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------

NET CASH FLOW
------------------------------- ------ ----------- -------- -------     ---------- -----------     ----------------- --------------
CASH - END OF MONTH
------------------------------- ------ ----------- -------- ------- --- ---------- ----------- --- ----------------- --------------


  *COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

------------------------------------------------------------------------------------------------------- -------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
------------------------------------------------------------------------------------------------------- -------------------
TOTAL DISBURSEMENTS                                                                                     $
------------------------------------------------------------------------------------------------------- -------------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                       $
------------------------------------------------------------------------------------------------------- -------------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                          $
------------------------------------------------------------------------------------------------------- -------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE  QUARTERLY FEES                                        $
------------------------------------------------------------------------------------------------------- -------------------

                                                                                                      Form MOR
                                                                                                      (9/99)

THE GRAND UNION COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(dollars in thousands)
----------------------
(unaudited)
-----------

                                                       ---------------------------------- ----------------------------------
                                                                    4 Weeks                            12 days
                                                                     Ended                         October 3 thru
                                                               October 14, 2000                   October 14, 2000
                                                       ---------------------------------- ----------------------------------
OPERATING ACTIVITIES:
Net (loss)                                             $              (154,970)           $                (6,535)
Adjustments to reconcile net income (loss) to net
   cash provided by (used for) operating
   activities before reorganization items paid:
   Unusual items                                                          1,662                                712
   Cumulative effect of accounting change                                     -                                  -
   Extraordinary items                                                        -                                  -
   Depreciation and amortization                                        143,482                              1,327
   Pension and other non-cash items                                         535                                229
   Deferred taxes                                                             -                                  -
   Non-cash interest                                                        156                                 66
   Gain on sale of property                                                   -                                  -
Net changes in assets and liabilities:
   Receivables                                                            9,764                              4,148
   Inventories                                                            2,966                              1,271
   Other current assets                                                (15,568)                            (6,672)
   Other assets                                                           (324)                              (138)
   Accounts payable and accrued liabilities                              16,847                              7,720
   Other noncurrent liabilities                                           (385)                              (165)
                                                       ---------------------------------- ----------------------------------
Net cash provided by (used for) operating activities
   before reorganization items paid                                       4,165                              2,753
   Reorganization items paid
                                                                              -                                  -
                                                       ---------------------------------- ----------------------------------
Net cash provided by (used for) operating activities                      4,165                              2,753
                                                       ---------------------------------- ----------------------------------
INVESTMENT ACTIVITIES:
   Capital expenditures                                                 (6,203)                            (2,658)
   Proceeds from sale of property                                           (1)                                (0)
   Disposals of property                                                     47                                 20
                                                       ---------------------------------- ----------------------------------
Net cash provided by (used for) investment activities                   (6,157)                            (2,638)
                                                       ---------------------------------- ----------------------------------
FINANCING ACTIVITIES:
   Proceeds from Revolving Credit Facility                               18,204                              7,801
   Proceeds from DIP facility                                             1,000                                428
   Repayment of Term Loan                                                     -                               (66)
   Repayment of Revolving Credit Facility                              (11,000)                                  -
   Repayment of DIP Facility
   Auction Bid Escrow                                                         -                                  -
   Obligations under capital leases discharged                            (364)                              (156)
                                                       ---------------------------------- ----------------------------------
Net cash provided by (used for) financing activities                      7,840                              8,007
                                                       ---------------------------------- ----------------------------------

NET INCREASE (DECREASE) IN CASH                                           5,848                              8,122
CASH AT BEGINNING OF PERIOD                                              18,825                             16,551
                                                       ---------------------------------- ----------------------------------
CASH AT END OF PERIOD                                  $                 24,673           $                 24,673
                                                       ================================== ==================================

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                                     Reporting Period:  October 14, 2000
                                                              -----------------

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

------------------------------------------------------------------ ------------------------------ ---------------------------------
                                  ASSETS                               BOOK VALUE AT END OF              BOOK VALUE ON PETITION
                                                                     CURRENT REPORTING MONTH                      DATE
------------------------------------------------------------------ ------------------------------ ---------------------------------
                                                                         OCTOBER 14, 2000                     OCTOBER 2, 2000
------------------------------------------------------------------ ------------------------------ ---------------------------------
CURRENT ASSETS
------------------------------------------------------------------ ------------------------------ ---------------------------------
Unrestricted Cash and Equivalents                                                    24,673                              31,122
------------------------------------------------------------------ ------------------------------ ---------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Accounts Receivable (Net)                                                            24,955                              29,140
------------------------------------------------------------------ ------------------------------ ---------------------------------
Notes Receivable
------------------------------------------------------------------ ------------------------------ ---------------------------------
Inventories                                                                         115,530                             116,876
------------------------------------------------------------------ ------------------------------ ---------------------------------
Prepaid Expenses                                                                     21,209                               5,810
------------------------------------------------------------------ ------------------------------ ---------------------------------
Professional Retainers
------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL CURRENT ASSETS                                                            $   186,367                         $   183,048
------------------------------------------------------------------ ------------------------------ ---------------------------------
Real Property and Improvements
------------------------------------------------------------------ ------------------------------ ---------------------------------
Machinery and Equipment
------------------------------------------------------------------ ------------------------------ ---------------------------------
Furniture, Fixtures and Office Equipment
------------------------------------------------------------------ ------------------------------ ---------------------------------
Leasehold Improvements
------------------------------------------------------------------ ------------------------------ ---------------------------------
Vehicles
------------------------------------------------------------------ ------------------------------ ---------------------------------
Less Accumulated Depreciation
------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $   332,278                         $   345,187
------------------------------------------------------------------ ------------------------------ ---------------------------------
OTHER ASSETS
------------------------------------------------------------------ ------------------------------ ---------------------------------
Loans to Insiders*
------------------------------------------------------------------ ------------------------------ ---------------------------------
Other Assets (attach schedule)                                                       56,054                              60,215
------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL OTHER ASSETS                                                              $    56,054                         $    60,215

------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL ASSETS                                                                    $   574,699                         $   588,450
------------------------------------------------------------------ ------------------------------ ---------------------------------

------------------------------------------------------------------ ------------------------------ ---------------------------------
                       LIABILITIES AND OWNER EQUITY                    BOOK VALUE AT END OF              BOOK VALUE ON PETITION
                                                                     CURRENT REPORTING MONTH                      DATE
------------------------------------------------------------------ ------------------------------ ---------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POST-PETITION)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Accounts Payable                                                                   (82,265)                           (162,593)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Taxes Payable (refer to FORM MOR-4)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Wages Payable
------------------------------------------------------------------ ------------------------------ ---------------------------------
Notes Payable                                                                       (1,000)                           (236,060)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Rent/Leases - Building/Equipment                                                  (149,718)                           (160,737)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Secured Debt/Adequate Protection Payments
------------------------------------------------------------------ ------------------------------ ---------------------------------
Professional Fees
------------------------------------------------------------------ ------------------------------ ---------------------------------
Amounts Due to Insiders*
------------------------------------------------------------------ ------------------------------ ---------------------------------
Other Postpetition Liabilities (attach schedule)                                  (136,982)                           (210,800)
------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $  (372,965)                        $  (797,190)
------------------------------------------------------------------ ------------------------------ ---------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Secured Debt                                                                      (263,060)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Priority Debt
------------------------------------------------------------------ ------------------------------ ---------------------------------
Unsecured Debt                                                                    (171,958)
------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $  (435,018)                        $        -
------------------------------------------------------------------ ------------------------------ ---------------------------------

------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL LIABILITIES                                                              $  (807,963)                           (797,190)
------------------------------------------------------------------ ------------------------------ ---------------------------------
OWNER EQUITY
------------------------------------------------------------------ ------------------------------ ---------------------------------
Capital Stock                                                                         (300)                               (300)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Additional Paid in Capital                                                        (384,800)                           (384,800)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Partners' Capital Account
------------------------------------------------------------------ ------------------------------ ---------------------------------
Owner's Equity Account
------------------------------------------------------------------ ------------------------------ ---------------------------------
Retained Earnings - Pre-Petition                                                    593,840                             593,840
------------------------------------------------------------------ ------------------------------ ---------------------------------
Retained Earnings - Post-Petition                                                    24,544
------------------------------------------------------------------ ------------------------------ ---------------------------------
Adjustments to Owner Equity (attach schedule)
------------------------------------------------------------------ ------------------------------ ---------------------------------
Postpetition Contributions (Distributions)(Draws)(attach schedule)
------------------------------------------------------------------ ------------------------------ ---------------------------------
NET OWNER EQUITY                                                               $   233,2884                         $   208,740
------------------------------------------------------------------ ------------------------------ ---------------------------------

------------------------------------------------------------------ ------------------------------ ---------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                           $   (574,699)                        $  (588,450)
------------------------------------------------------------------ ------------------------------ ---------------------------------

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                                     Reporting Period:  October 14, 2000
                                                              -----------------

                                  BALANCE SHEET

-------------------------------------------------------- ------------------------------------------- ------------------------------
                                                                    BOOK VALUE AT END OF                    BOOK VALUE ON PETITION
                                                                  CURRENT REPORTING MONTH                            DATE
                                                                      OCTOBER 14, 2000                          OCTOBER 2, 2000
-------------------------------------------------------- ------------------------------------------- ------------------------------
OTHER CURRENT ASSETS
-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------
Other Assets
-------------------------------------------------------- ------------------------------------------- ------------------------------
Beneficial leases, net                                                            43,802                                 48,026
-------------------------------------------------------- ------------------------------------------- ------------------------------
Other assets                                                                      12,252                                 12,189
-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------
Total                                                                             56,054                                 60,215
-------------------------------------------------------- ------------------------------------------- ------------------------------
                                                                    BOOK VALUE AT END OF                    BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY               CURRENT REPORTING MONTH                            DATE
-------------------------------------------------------- ------------------------------------------- ------------------------------
Other Postpetition Liabilities
-------------------------------------------------------- ------------------------------------------- ------------------------------
Adverse leases, net                                                             (59,850)                               (61,079)
-------------------------------------------------------- ------------------------------------------- ------------------------------
Other noncurrent liabilities                                                    (77,132)                              (149,721)
-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------
Total                                                                          (136,982)                              (210,800)
-------------------------------------------------------- ------------------------------------------- ------------------------------
Adjustments to Owner Equity
-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------
Postpetition Contributions (Distributions)(Draws)
-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------

-------------------------------------------------------- ------------------------------------------- ------------------------------


The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor

                             Case No. 00-39613 (NW)
                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

----------------------------------------------------------------------------- -------------------------------- --------------------
REVENUES                                                                               28 days ended                 12 days ended
                                                                                     October 14, 2000              October 14, 2000
----------------------------------------------------------------------------- -------------------------------- --------------------
Gross Revenues                                                                               145,544                     62,376
----------------------------------------------------------------------------- -------------------------------- --------------------
Less:  Returns and Allowances                                                                      -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Net Revenue                                                                                  145,544                     62,376
----------------------------------------------------------------------------- -------------------------------- --------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------- -------------------------------- --------------------
Beginning Inventory                                                                          118,671                    116,875
----------------------------------------------------------------------------- -------------------------------- --------------------
Add:  Purchases                                                                               85,008                     36,432
----------------------------------------------------------------------------- -------------------------------- --------------------
Add:  Cost of Labor
----------------------------------------------------------------------------- -------------------------------- --------------------
Add:  Other Costs (attach schedule)                                                            1,999                        857
----------------------------------------------------------------------------- -------------------------------- --------------------
Less:  Ending Inventory                                                                      115,530                    115,530
----------------------------------------------------------------------------- -------------------------------- --------------------
Cost of Goods Sold                                                                           107,849                     46,221
----------------------------------------------------------------------------- -------------------------------- --------------------
Gross Profit                                                                                  37,695                     16,155
----------------------------------------------------------------------------- -------------------------------- --------------------
OPERATING EXPENSES
----------------------------------------------------------------------------- -------------------------------- --------------------
Advertising                                                                                    1,561                        669
----------------------------------------------------------------------------- -------------------------------- --------------------
Auto and Truck Expense                                                                             -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Bad Debts                                                                                          -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Contributions                                                                                      -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Employee Benefits Programs                                                                     2,770                      1,187
----------------------------------------------------------------------------- -------------------------------- --------------------
Insider Compensation                                                                               -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Insurance                                                                                      1,646                        706
----------------------------------------------------------------------------- -------------------------------- --------------------
Management Fees/Bonuses                                                                          102                         44
----------------------------------------------------------------------------- -------------------------------- --------------------
Office Expense                                                                                     -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Pension & Profit-Sharing Plans                                                                   197                         85
----------------------------------------------------------------------------- -------------------------------- --------------------
Repairs and Maintenance                                                                        1,937                        830
----------------------------------------------------------------------------- -------------------------------- --------------------
Rent and Lease Expense                                                                         3,839                      1,645
----------------------------------------------------------------------------- -------------------------------- --------------------
Salaries/Commissions/Fees                                                                     17,700                      7,586
----------------------------------------------------------------------------- -------------------------------- --------------------
Supplies                                                                                       1,043                        447
----------------------------------------------------------------------------- -------------------------------- --------------------
Taxes-Payroll                                                                                  1,447                        620
----------------------------------------------------------------------------- -------------------------------- --------------------
Taxes-Real Estate                                                                                879                        377
----------------------------------------------------------------------------- -------------------------------- --------------------
Taxes-Other                                                                                        -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Travel and Entertainment                                                                           -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Utilities                                                                                      3,962                      1,698
----------------------------------------------------------------------------- -------------------------------- --------------------
Other (attach schedule)                                                                        4,294                      1,840
----------------------------------------------------------------------------- -------------------------------- --------------------
Total Operating Expenses Before Depreciation                                                  41,376                     17,733
----------------------------------------------------------------------------- -------------------------------- --------------------
Depreciation/Depletion/Amortization                                                          142,819                      1,327
----------------------------------------------------------------------------- -------------------------------- --------------------
Net Profit (Loss) Before Other Income & Expenses                                           (146,500)                    (2,905)
----------------------------------------------------------------------------- -------------------------------- --------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------- -------------------------------- --------------------
Other Income (attach schedule)                                                                     -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Interest Expense                                                                               4,107                      1,760
----------------------------------------------------------------------------- -------------------------------- --------------------
Other Expense (attach schedule)                                                                2,701                      1,157
----------------------------------------------------------------------------- -------------------------------- --------------------
Net Profit (Loss) Before Reorganization Items                                              (153,308)                    (5,823)
----------------------------------------------------------------------------- -------------------------------- --------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------- -------------------------------- --------------------
Professional Fees                                                                                  -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
U.S. Trustee Quarterly Fees                                                                        -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                       -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Gain (Loss) from Sale of Equipment                                                                 -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Other Reorganization Expenses (attach schedule)                                                1,662                        713
----------------------------------------------------------------------------- -------------------------------- --------------------
Total Reorganization Expenses                                                                      -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Income Taxes                                                                                       -                          -
----------------------------------------------------------------------------- -------------------------------- --------------------
Net Profit (Loss)                                                                          (154,970)                    (6,535)
----------------------------------------------------------------------------- -------------------------------- --------------------

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

----------------------------------------------- -------------------------------- --------------------------
OTHER COSTS OF GOODS SOLD                                28 days ended                 12 days ended
                                                       October 14, 2000              October 14, 2000
----------------------------------------------- -------------------------------- --------------------------
TRUCKING                                                           556                        238
WAREHOUSING                                                      2,564                      1,099
S & G SERVICES                                                     279                        120
                                                -------------------------------- --------------------------
    TOTAL DISTRIBUTION                                           3,400                      1,457
                                                -------------------------------- --------------------------
ADVERTISING & PROMO ALLOWANCE                                  (3,965)                    (1,699)
SPECIALTY FOODS                                                   (63)                       (27)
CASH DISCOUNTS                                                   (119)                       (51)
STOCK GAIN OR (LOSS) - GROCERY                                     620                        266
      - LIQUOR                                                       -                          -
      - GEN MDSE                                                   466                        200
      - PHARMACY                                                  (42)                       (18)
      - SHRINK PROJ                                                 24                         10
                                                -------------------------------- --------------------------
TOTAL STOCK GAIN OR (LOSS)                                       1,068                        458
                                                -------------------------------- --------------------------
SPECIAL PROMOTIONS                                               2,056                        881
                                                -------------------------------- --------------------------
TRADING-MERCHANDISE                                              (336)                      (144)
-MEAT                                                            (429)                      (184)
-PRODUCE                                                         (233)                      (100)
-SERVICE                                                          (18)                        (8)
LABEL EXP/ALLOW                                                      -                          -
VENDOR COUPONS                                                    (59)                       (25)
STATISTICAL GROSS ADJUSTMENT                                        44                         19
WHSE INV GAIN(LOSS)-GROCERY                                         50                         21
PHARMACY THIRD PARTY REC ADJ                                        21                          9
FREQUENT SHOPPER EXPENSE                                           283                        121
CLIPLESS COUPON EXPENSE                                            127                         54
ADVERTISING PROGRAMS                                                 -                          -
                                                -------------------------------- --------------------------
  OTHER ADJ. TO GROSS MARGIN                                     (552)                      (236)
                                                -------------------------------- --------------------------
LIFO PROVISION                                                     175                         75
                                                -------------------------------- --------------------------

TOTAL OTHER COSTS OF GOODS SOLD                                  1,999                        857
                                                -------------------------------- --------------------------

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

--------------------------------------------------------- -------------------------------- --------------------------
OTHER OPERATING EXPENSES                                           28 days ended                 40 days ended
                                                                 November 11, 2000             November 11, 2000
--------------------------------------------------------- -------------------------------- --------------------------
CHARGE CARD EXPENSE                                                           551                        236
OTHER OPERATING EXPENSES                                                                                   -
   LIGHT REPAIRS & LAMP REPLACE                                               107                         46
   STORE DISBURSEMENTS                                                         86                         37
   PENALTIES & FINES                                                           15                          6
   BAD CHECKS                                                                 139                         60
   PREMISE SECURITY                                                           105                         45
   LAUNDRY                                                                     52                         22
   CASH (OVER) SHORT                                                           51                         22
   REFRIGERATION & WATER DAMAGE                                                 -                          -
   EQUIPMENT RENTAL                                                            28                         12
   CASUALTY LOSS                                                              124                         53
   SIGNS                                                                        -                          -
   EXTERMINATING                                                                9                          4
   SHOPPING CARTS                                                               7                          3
   MISCELLANEOUS INCOME                                                     (253)                      (108)
   BANK SERVICE CHG/ARMORED CAR                                               261                        112
   CUSTOMER SERVICE CHARGES                                                   (7)                        (3)
   OTHER                                                                      149                         64
TOTAL OTHER OPERATING EXPENSE                                                 872                        374
CAPITAL PROJECT EXPENSE                                                         0                          0
CORPORATE ADMIN EXPENSE                                                     2,673                      1,145
GRAND PROPERTIES                                                              149                         64
GRAND VIDEO                                                                     -                          -
CORPORATE COMMISSARY                                                            -                          -
PRE-OPEN EXPENSE                                                                -                          -
CLOSED STORE EXPENSE                                                           49                         21
TECHNOLOGY INITIATIVES                                                          -                          -
MANAGEMENT FEE                                                                  -                          -
SUNDRY                                                                          -                          -

TOTAL OTHER OPERATING EXPENSES                                              4,294                      1,840


                                                        Case No.  00-39613 (NW)
                                                                  -------------


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

------------------------------------------------------ -------------------------------- --------------------------
                                                                28 days ended                 12 days ended
OTHER INCOME AND EXPENSES                                      October 14, 2000             October 14, 2000
------------------------------------------------------ -------------------------------- --------------------------
LEASED/OWNED NORMALIZATION ITEMS                                      (1,291)                      (553)
BANK SERVICE CHARGES                                                       19                          8
GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS                                    36                         15
SALES TAX COLLECTION COMMISSIONS                                          (2)                        (1)
SALES USE TAX                                                              16                          7
EXECUTIVE INCENTIVE PLAN                                                  347                        149
ADMINISTRATIVE PENSION                                                     19                          8
BOARD OF DIRECTORS FEES                                                   114                         49
BOARD OF DIRECTORS EXPENSES                                                33                         14
OTHER                                                                   3,410                      1,461
                                                                 -------------               ------------
TOTAL OTHER INCOME AND EXPENSES                                         2,701                      1,158
                                                                 =============               ============


In re:  Grand Union                                    Case No.  00-39613 (NW)
        -----------                                              -------------
           Debtor                                         October 3-October 14

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
                                   BEGINNING         AMOUNT           AMOUNT        DATE PAID        CHECK NO        ENDING
                                 -------------    WITHHELD OR          PAID                           OR EFT           TAX
                                      TAX           ACCRUED                                                         LIABILITY
                                   LIABILITY
================================ ============== ================= =============== =============== =============== ==============
FEDERAL
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                               0         2,956,070       2,956,070       10/1-10/13            EFT              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employee                             0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employer                             0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                              0             8,173               0                                          8,173
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Income                                    0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:  NJ Litter                         0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total Federal Taxes                 0         2,964,243       2,956,070                                          8,173
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
STATE AND LOCAL
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                               0           396,933          12,773              VAR            VAR        384,219
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Sales                                     0         1,052,938               0                                      1,052,938
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Excise                                    0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                              0            36,510               0                                         36,510
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Real Property                             0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Personal Property                         0            23,054           8,890             10/6            VAR         14,164
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:                                    0             4,480               0                                          4,480
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total State and Local               0         1,513,977          21,663                                      1,492,213
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
TOTAL TAXES                               0         4,478,220       2,977,733                                      1,500,486
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------

                                          SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of
accounts payable.
-------------------------------- -----------------------------------------------------------------------------------------------
                                                                    NUMBER OF DAYS PAST DUE
================================ ============== ================= =============== =============== =============== ==============
                                    Current           0-30            31-60           61-90          Over 90          Total
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Accounts Payable                           0         3,758,000               0               0               0      3,758,000
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Wages Payable                              0         3,339,000               0               0               0      3,339,000
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Taxes Payable                              0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Rent/Leases-Building                       0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Rent/Leases-Equipment                      0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Secured Debt/Adequate
Protection Payments                        0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Professional Fees                          0                                 0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Amounts Due to Insiders*                   0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:                                     0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:                                     0                 0               0               0               0              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
TOTAL POSTPETITION DEBTS                   0         7,097,000               0               0               0      7,097,000
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* "Insider" is defined in 11 U.S.C. Section 101(31)                     Form MOR
                                                                          (9/99)

In re: The Grand Union Company                           Case No.  00-39613 (NW)
       -----------------------                                     -------------
         Debtor                              Reporting Period: October 14, 2000

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------------------- ------------------------------
Accounts Receivable Reconciliation                                                         Amount
------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable at the beginning of the reporting period                         29,139,779
------------------------------------------------------------------------------- ------------------------------
+ Amounts billed during the period                                                             62,115
------------------------------------------------------------------------------- ------------------------------
- Amounts collected during the period                                                     (4,083,316)
------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable at the end of the reporting period                               24,954,978
------------------------------------------------------------------------------- ------------------------------

------------------------------------------------------------------------------- ------------------------------
Accounts Receivable Aging                                                                  Amount
------------------------------------------------------------------------------- ------------------------------
0-30 days old                                                                            20,667,781
------------------------------------------------------------------------------- ------------------------------
31-60 days old                                                                            1,116,666
------------------------------------------------------------------------------- ------------------------------
61-90 days old                                                                             705,043
------------------------------------------------------------------------------- ------------------------------
91 + days old                                                                             6,392,685
------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable                                                                28,882,175
------------------------------------------------------------------------------- ------------------------------
Amount considered uncollectable (Bad Debt)                                               (3,927,197)
------------------------------------------------------------------------------- ------------------------------
Accounts Receivable (Net)                                                                24,954,978
------------------------------------------------------------------------------- ------------------------------

------------------------------------------------------------------------------- ------------------------------


                              DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------- ------------------- ---------------
Must  be completed each month                                                            Yes               No
-------------------------------------------------------------------------------- ------------------- ---------------
1.    Have any assets been sold or transferred outside the normal course                               X
      of business this reporting period?  If yes, provide an explanation below.
-------------------------------------------------------------------------------- ------------------- ---------------
2.    Have any funds been disbursed from any account other than a debtor
      in possession account this reporting period?  If yes, provide an                                 X
      explanation below.
-------------------------------------------------------------------------------- ------------------- ---------------
3.    Have all postpetition tax returns been timely filed?  If no,                   X
      provide an explanation below.
-------------------------------------------------------------------------------- ------------------- ---------------
4.    Are workers compensation, general liability and other necessary                X
      insurance coverages in effect?  If no, provide an explanation below.
-------------------------------------------------------------------------------- ------------------- ---------------

-------------------------------------------------------------------------------- ------------------- ---------------


                         UNITED STATES BANKRUPTCY COURT
                  _______________ DISTRICT OF ________________


IN: GRAND UNION                                            CASE NO. 00-39613(NW)

               MONTHLY OPERATING REPORT (OCTOBER 15-NOVEMBER 11)
                FILE WITH COURT AND SUBMIT COPY TO UNITED STATES
                   TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------- ---------------------- ----------------- --------------------
REQUIRED DOCUMENTS                                              FORM NO.             DOCUMENT          EXPLANATION
                                                                                     ATTACHED           ATTACHED
--------------------------------------------------------- ---------------------- ----------------- --------------------
Schedule of Cash Receipts and Disbursements               MOR-1                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------
    Bank Reconciliation (or copies of debtor's bank       MOR-1 (CONT)                             Sent to Trustee
    reconciliations)
--------------------------------------------------------- ---------------------- ----------------- --------------------
    Copies of bank statements
--------------------------------------------------------- ---------------------- ----------------- --------------------
    Cash disbursements journals
--------------------------------------------------------- ---------------------- ----------------- --------------------
Statement of Operations                                   MOR-2                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------
Balance Sheet                                             MOR-3                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------
Status of Postpetition Taxes                              MOR-4                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------
    Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------- ---------------------- ----------------- --------------------
    Copies of tax returns filed during reporting period
--------------------------------------------------------- ---------------------- ----------------- --------------------
Summary of Unpaid Postpetition Debts                      MOR-4                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------
    Listing of aged accounts payable
--------------------------------------------------------- ---------------------- ----------------- --------------------
Accounts Receivable Reconciliation and Aging              MOR-5                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------
Debtor Questionnaire                                      MOR-5                         X
--------------------------------------------------------- ---------------------- ----------------- --------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------                -------------------------
Signature of Debtor                                    Date


---------------------------------------                -------------------------
Signature of Joint Debtor                              Date


   /s/ Jeffrey P. Freimark
---------------------------------------                -------------------------
Signature of Authorized Individual*                    Date


     Jeffrey P. Freimark                               February 1, 2001
---------------------------------------                -------------------------
Printed Name of Authorized Individual                  Date


-----------------------------
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:   GRAND UNION                                    Case No.  00-39613 (NW)
         -----------                                              -------------
       Debtor                              Reporting Period:  November 11, 2000
                                                              -----------------

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                               SEE ATTACHED DETAIL

------------------------------- -------------------------------------- --- ---------------------- --- ------------------------------
                                            BANK ACCOUNTS                      CURRENT MONTH              CUMULATIVE FILING TO DATE
                                 OPER.    PAYROLL       TAX      OTHER     ACTUAL       PROJECTED          ACTUAL          PROJECTED
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
CASH BEGINNING OF MONTH
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
RECEIPTS
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
CASH SALES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
ACCOUNTS RECEIVABLE
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
LOANS AND ADVANCES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
SALE OF ASSETS
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
OTHER (ATTACH LIST)
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
TRANSFERS (FROM DIP ACCTS)
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------

------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
TOTAL RECEIPTS
------------------------------- --------- ----------- -------- -------     ---------- -----------     -----------------
                                                                                                                        ------------
DISBURSEMENTS
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
NET PAYROLL
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
PAYROLL TAXES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
SALES, USE & OTHER TAXES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
INVENTORY PURCHASES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
SECURED/RENTAL/LEASES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
INSURANCE
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
ADMINISTRATIVE
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
SELLING
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
OTHER (ATTACH LIST)
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------

------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
OWNER DRAW*
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
TRANSFERS (TO DIP ACCTS)
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------

------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
PROFESSIONAL FEES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
U.S. TRUSTEE QUARTERLY FEES
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
COURT COSTS
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
TOTAL DISBURSEMENTS
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
NET CASH FLOW
------------------------------- --------- ----------- -------- -------     ---------- -----------     ----------------- ------------
CASH - END OF MONTH
------------------------------- --------- ----------- -------- ------- --- ---------- ----------- --- ----------------- ------------

  *COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

------------------------------------------------------------------------------------------------ -------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
------------------------------------------------------------------------------------------------ -------------------
TOTAL DISBURSEMENTS                                                                              $
------------------------------------------------------------------------------------------------ -------------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                $
------------------------------------------------------------------------------------------------ -------------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                   $
------------------------------------------------------------------------------------------------ -------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE  QUARTERLY FEES                                 $
------------------------------------------------------------------------------------------------ -------------------

THE GRAND UNION COMPANY
-----------------------
CONSOLIDATED STATEMENT OF CASH FLOWS
------------------------------------
(dollars in thousands)
----------------------
(unaudited)
-----------

                                                           ---------------------------------- ----------------------------------
                                                                        4 Weeks                            36 Days
                                                                         Ended                              Ended
                                                                   November 11, 2000                  November 11, 2000
                                                           ---------------------------------- ----------------------------------
OPERATING ACTIVITIES:
Net (loss)                                                 $               (10,412)           $               (16,947)
Adjustments to reconcile net income (loss) to net cash
   provided by (used for) operating
   activities before reorganization items paid:
   Unusual items                                                                956                              1,668
   Cumulative effect of accounting change                                         -                                  -
   Extraordinary items                                                            -                                  -
   Depreciation and amortization                                              3,684                              5,011
   Pension and other non-cash items                                             361                                590
   Deferred taxes                                                                 -                                  -
   Non-cash interest                                                            156                                222
   Gain on sale of property                                                       -                                  -
Net changes in assets and liabilities:
   Receivables                                                                (890)                              3,258
   Inventories                                                              (4,173)                            (2,902)
   Other current assets                                                       2,339                            (4,333)
   Other assets                                                               1,782                              1,644
   Accounts payable and accrued liabilities                                 (1,195)                              6,525
   Other noncurrent liabilities                                                 163                                (2)
                                                           ---------------------------------- ----------------------------------
Net cash provided by (used for) operating activities
   before reorganization items paid                                         (7,229)                            (4,476)
   Reorganization items paid                                                      -                                  -
                                                           ---------------------------------- ----------------------------------
Net cash provided by (used for) operating activities                        (7,229)                            (4,476)
                                                           ---------------------------------- ----------------------------------
INVESTMENT ACTIVITIES:
   Capital expenditures                                                     (1,168)                            (3,826)
   Proceeds from sale of property                                                 -                                  -
   Disposals of property                                                         88                                108
                                                           ---------------------------------- ----------------------------------
Net cash provided by (used for) investment activities                       (1,080)                            (3,718)
                                                           ---------------------------------- ----------------------------------
FINANCING ACTIVITIES:
   Proceeds from Revolving Credit Facility                                        -                              7,801
   Proceeds from DIP facility                                                21,000                             21,428
   Repayment of Term Loan                                                         -                               (66)
   Repayment of Revolving Credit Facility                                         -                                  -
   Repayment of DIP Facility                                               (13,000)                           (13,000)
   Auction Bid Escrow                                                             -                                  -
   Obligations under capital leases discharged                                (361)                              (517)
                                                           ---------------------------------- ----------------------------------
Net cash provided by (used for) financing activities                          7,639                             15,646
                                                           ---------------------------------- ----------------------------------

NET INCREASE (DECREASE) IN CASH                                               (670)                              7,452
CASH AT BEGINNING OF PERIOD                                                  24,673                             16,551
                                                           ---------------------------------- ----------------------------------
CASH AT END OF PERIOD                                      $                 24,003           $                 24,003
                                                           ================================== ==================================

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                                     Reporting Period:  November 11, 2000
                                                              -----------------

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

------------------------------------------------------------------ ----------------------------------- ----------------------------
                                  ASSETS                              BOOK VALUE AT END OF                  BOOK VALUE ON PETITION
                                                                    CURRENT REPORTING MONTH                          DATE
                                                                       NOVEMBER 11, 2000                        OCTOBER 2, 2000
------------------------------------------------------------------ ----------------------------------- ----------------------------
CURRENT ASSETS
------------------------------------------------------------------ ----------------------------------- ----------------------------
Unrestricted Cash and Equivalents                                                   24,003                                  31,222
------------------------------------------------------------------ ----------------------------------- ----------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Accounts Receivable (Net)                                                           25,845                                  29,140
------------------------------------------------------------------ ----------------------------------- ----------------------------
Notes Receivable
------------------------------------------------------------------ ----------------------------------- ----------------------------
Inventories                                                                        119,703                                 116,876
------------------------------------------------------------------ ----------------------------------- ----------------------------
Prepaid Expenses                                                                    18,870                                   5,810
------------------------------------------------------------------ ----------------------------------- ----------------------------
Professional Retainers
------------------------------------------------------------------ ----------------------------------- ----------------------------
Other Current Assets (attach schedule)
------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL CURRENT ASSETS                                                           $   188,421                             $   183,048
------------------------------------------------------------------ ----------------------------------- ----------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------ ----------------------------------- ----------------------------
Real Property and Improvements
------------------------------------------------------------------ ----------------------------------- ----------------------------
Machinery and Equipment
------------------------------------------------------------------ ----------------------------------- ----------------------------
Furniture, Fixtures and Office Equipment
------------------------------------------------------------------ ----------------------------------- ----------------------------
Leasehold Improvements
------------------------------------------------------------------ ----------------------------------- ----------------------------
Vehicles
------------------------------------------------------------------ ----------------------------------- ----------------------------
Less Accumulated Depreciation
------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $   330,043                             $   345,187
------------------------------------------------------------------ ----------------------------------- ----------------------------
OTHER ASSETS
------------------------------------------------------------------ ----------------------------------- ----------------------------
Loans to Insiders*
------------------------------------------------------------------ ----------------------------------- ----------------------------
Other Assets (attached schedule)                                                    53,395                                  60,215
------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL OTHER ASSETS                                                              $   53,395                              $   60,215
------------------------------------------------------------------ ----------------------------------- ----------------------------

------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL ASSETS                                                                    $  571,859                              $  588,450
------------------------------------------------------------------ ----------------------------------- ----------------------------
                                                                      BOOK VALUE AT END OF                  BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH                          DATE
------------------------------------------------------------------ ----------------------------------- ----------------------------
           LIABILITIES NOT SUBJECT TO COMPROMISE (POST PETITION)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Accounts Payable                                                                  (86,143)                               (162,593)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Taxes Payable (refer to FORM MOR-4)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Wages Payable
------------------------------------------------------------------ ----------------------------------- ----------------------------
Notes Payable                                                                      (9,000)                               (236,060)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Rent/Leases - Building/Equipment                                                 (149,357)                               (160,737)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Secured Debt/Adequate Protection Payments
------------------------------------------------------------------ ----------------------------------- ----------------------------
Professional Fees
------------------------------------------------------------------ ----------------------------------- ----------------------------
Amounts Due to Insiders*
------------------------------------------------------------------ ----------------------------------- ----------------------------
Other Postpetition Liabilities (attach schedule)                                 (136,959)                               (210,800)
------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL POSTPETITION LIABILITIES                                               $   (381,459)                           $   (797,190)
------------------------------------------------------------------ ----------------------------------- ----------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Secured Debt                                                                     (263,060)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Priority Debt
------------------------------------------------------------------ ----------------------------------- ----------------------------
Unsecured Debt                                                                   (171,036)
------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL PRE-PETITION LIABILITIES                                               $   (434,096)
                                                                                                       $
------------------------------------------------------------------ ----------------------------------- ----------------------------

------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL LIABILITIES                                                            $   (815,555)                           $   (797,190)
------------------------------------------------------------------ ----------------------------------- ----------------------------
OWNER EQUITY
------------------------------------------------------------------ ----------------------------------- ----------------------------
Capital Stock                                                                        (300)                                   (300)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Additional Paid in Capital                                                       (384,800)                               (384,800)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Partners' Capital Account
------------------------------------------------------------------ ----------------------------------- ----------------------------
Owner's Equity Account
------------------------------------------------------------------ ----------------------------------- ----------------------------
Retained Earnings - Pre-Petition                                                   593,840                                 593,840
------------------------------------------------------------------ ----------------------------------- ----------------------------
Retained Earnings - Post-Petition                                                   34,956
------------------------------------------------------------------ ----------------------------------- ----------------------------
Adjustments to Owner Equity (attach schedule)
------------------------------------------------------------------ ----------------------------------- ----------------------------
Postpetition Contributions (Distributions)(Draws)(attach schedule)
------------------------------------------------------------------ ----------------------------------- ----------------------------
NET OWNER EQUITY                                                               $   243,696                             $   208,740
------------------------------------------------------------------ ----------------------------------- ----------------------------

------------------------------------------------------------------ ----------------------------------- ----------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                           $  (571,859)                            $  (588,450)
------------------------------------------------------------------ ----------------------------------- ----------------------------

The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                    Reporting Period:  November 11, 2000
                                                             -----------------

                                  BALANCE SHEET

------------------------------------------------------ ------------------------------------------- -------------------------------
                                  ASSETS                          BOOK VALUE AT END OF                    BOOK VALUE ON PETITION
                                                                CURRENT REPORTING MONTH                            DATE
                                                                   NOVEMBER 11, 2000                          OCTOBER 2, 2000
------------------------------------------------------ ------------------------------------------- -------------------------------
OTHER CURRENT ASSETS
------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------
Other Assets
------------------------------------------------------ ------------------------------------------- -------------------------------
Excess reorganization value, net                                                     -                                      -
------------------------------------------------------ ------------------------------------------- -------------------------------
Beneficial leases, net                                                          43,081                                 48,026
------------------------------------------------------ ------------------------------------------- -------------------------------
Deferred tax asset                                                                   -                                      -
------------------------------------------------------ ------------------------------------------- -------------------------------
Other assets                                                                    10,314                                 12,189
------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------
                                                                  BOOK VALUE AT END OF                    BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY             CURRENT REPORTING MONTH                            DATE
------------------------------------------------------ ------------------------------------------- -------------------------------
Other Postpetition Liabilities
------------------------------------------------------ ------------------------------------------- -------------------------------
Adverse leases, net                                                           (59,498)                               (61,079)
------------------------------------------------------ ------------------------------------------- -------------------------------
Other noncurrent liabilities                                                  (77,461)                              (149,721)
------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------
Adjustments to Owner Equity
------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------
Postpetition Contributions (Distributions)(Draws)
------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

------------------------------------------------------ ------------------------------------------- -------------------------------

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                       Reporting Period:  4 weeks ended November 11, 2000
                                                -------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

---------------------------------------------------------------------------- -------------------------------- ---------------------
REVENUES                                                                              28 days ended                 40 days ended
                                                                                    November 11, 2000             November 11, 2000
---------------------------------------------------------------------------- -------------------------------- ---------------------
Gross Revenues                                                                              145,299                    207,675
---------------------------------------------------------------------------- -------------------------------- ---------------------
Less:  Returns and Allowances                                                                     -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Net Revenue                                                                                 145,299                    207,675
---------------------------------------------------------------------------- -------------------------------- ---------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------- -------------------------------- ---------------------
Beginning Inventory                                                                         115,530                    116,875
---------------------------------------------------------------------------- -------------------------------- ---------------------
Add:  Purchases                                                                             110,640                    154,658
---------------------------------------------------------------------------- -------------------------------- ---------------------
Add:  Cost of Labor                                                                                                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Add:  Other Costs (attach schedule)                                                           1,074                      1,931
---------------------------------------------------------------------------- -------------------------------- ---------------------
Less:  Ending Inventory                                                                     119,703                    119,703
---------------------------------------------------------------------------- -------------------------------- ---------------------
Cost of Goods Sold                                                                          107,541                    153,762
---------------------------------------------------------------------------- -------------------------------- ---------------------
Gross Profit                                                                                 37,758                     53,913
---------------------------------------------------------------------------- -------------------------------- ---------------------
OPERATING EXPENSES
---------------------------------------------------------------------------- -------------------------------- ---------------------
Advertising                                                                                   1,569                      2,238
---------------------------------------------------------------------------- -------------------------------- ---------------------
Auto and Truck Expense                                                                            -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Bad Debts                                                                                         -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Contributions                                                                                     -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Employee Benefits Programs                                                                    2,772                      3,959
---------------------------------------------------------------------------- -------------------------------- ---------------------
Insider Compensation                                                                              -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Insurance                                                                                     1,639                      2,344
---------------------------------------------------------------------------- -------------------------------- ---------------------
Management Fees/Bonuses                                                                           -                         44
---------------------------------------------------------------------------- -------------------------------- ---------------------
Office Expense                                                                                    -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Pension & Profit-Sharing Plans                                                                  197                        282
---------------------------------------------------------------------------- -------------------------------- ---------------------
Repairs and Maintenance                                                                       1,546                      2,376
---------------------------------------------------------------------------- -------------------------------- ---------------------
Rent and Lease Expense                                                                        3,877                      5,522
---------------------------------------------------------------------------- -------------------------------- ---------------------
Salaries/Commissions/Fees                                                                    18,078                     25,664
---------------------------------------------------------------------------- -------------------------------- ---------------------
Supplies                                                                                      1,051                      1,499
---------------------------------------------------------------------------- -------------------------------- ---------------------
Taxes-Payroll                                                                                 1,484                      2,104
---------------------------------------------------------------------------- -------------------------------- ---------------------
Taxes-Real Estate                                                                               870                      1,246
---------------------------------------------------------------------------- -------------------------------- ---------------------
Taxes-Other                                                                                       -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Travel and Entertainment                                                                          -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Utilities                                                                                     3,366                      5,064
---------------------------------------------------------------------------- -------------------------------- ---------------------
Other (attach schedule)                                                                       4,172                      6,012
---------------------------------------------------------------------------- -------------------------------- ---------------------
Total Operating Expenses Before Depreciation                                                 40,621                     58,355
---------------------------------------------------------------------------- -------------------------------- ---------------------
Depreciation/Depletion/Amortization                                                           3,065                     22,401
---------------------------------------------------------------------------- -------------------------------- ---------------------
Net Profit (Loss) Before Other Income & Expenses                                            (5,928)                   (26,843)
---------------------------------------------------------------------------- -------------------------------- ---------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------- -------------------------------- ---------------------
Other Income (attach schedule)                                                                    -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Interest Expense                                                                              4,303                      6,064
---------------------------------------------------------------------------- -------------------------------- ---------------------
Other Expense (attach schedule)                                                               (776)                        382
---------------------------------------------------------------------------- -------------------------------- ---------------------
Net Profit (Loss) Before Reorganization Items                                               (9,456)                   (33,288)
---------------------------------------------------------------------------- -------------------------------- ---------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------- -------------------------------- ---------------------
Professional Fees                                                                                 -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
U.S. Trustee Quarterly Fees                                                                       -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Gain (Loss) from Sale of Equipment                                                                -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Other Reorganization Expenses (attach schedule)                                                 956                      1,669
---------------------------------------------------------------------------- -------------------------------- ---------------------
Total Reorganization Expenses                                                                     -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Income Taxes                                                                                      -                          -
---------------------------------------------------------------------------- -------------------------------- ---------------------
Net Profit (Loss)                                                                          (10,412)                   (34,957)
---------------------------------------------------------------------------- -------------------------------- ---------------------

The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                       Reporting Period:  4 weeks ended November 11, 2000
                                                -------------------------------

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

------------------------------------------------------------------- -------------------------------- --------------------------
OTHER COSTS OF GOODS SOLD                                                    28 days ended                 40 days ended
                                                                           November 11, 2000             November 11, 2000
------------------------------------------------------------------- -------------------------------- --------------------------
TRUCKING                                                                               590                        828
WAREHOUSING                                                                          3,125                      4,224
S & G SERVICES                                                                         264                        383
    TOTAL DISTRIBUTION                                                               3,978                      5,435
ADVERTISING & PROMO ALLOWANCE                                                      (4,914)                    (6,613)
SPECIALTY FOODS                                                                       (51)                       (78)
CASH DISCOUNTS                                                                       (218)                      (269)
STOCK GAIN OR (LOSS) - GROCERY                                                         319                        585
      - LIQUOR                                                                         (4)                        (4)
      - GEN MDSE                                                                       359                        558
      - PHARMACY                                                                      (25)                       (43)
      - SHRINK PROJ                                                                     25                         35
TOTAL STOCK GAIN OR (LOSS)                                                             674                      1,131
SPECIAL PROMOTIONS                                                                   1,926                      2,807
TRADING-MERCHANDISE                                                                  (222)                      (366)
-MEAT                                                                                (302)                      (486)
-PRODUCE                                                                             (245)                      (345)
-SERVICE                                                                              (18)                       (26)
LABEL EXP/ALLOW                                                                          -                          -
VENDOR COUPONS                                                                        (40)                       (66)
STATISTICAL GROSS ADJUSTMENT                                                            44                         62
WHSE INV GAIN(LOSS)-GROCERY                                                             50                         71
PHARMACY THIRD PARTY REC ADJ                                                            22                         31
FREQUENT SHOPPER EXPENSE                                                               294                        415
CLIPLESS COUPON EXPENSE                                                                 97                        152
ADVERTISING PROGRAMS                                                                     -                          -
  OTHER ADJ. TO GROSS MARGIN                                                         (321)                      (558)
LIFO PROVISION                                                                           -                         75

TOTAL OTHER COSTS OF GOODS SOLD                                                      1,074                      1,931


The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                       Reporting Period:  4 weeks ended November 11, 2000
                                                -------------------------------

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

--------------------------------------------------------- -------------------------------- --------------------------
                                                                   28 days ended                 40 days ended
OTHER OPERATING EXPENSES                                         November 11, 2000             November 11, 2000
--------------------------------------------------------- -------------------------------- --------------------------
CHARGE CARD EXPENSE                                                           491                        727
OTHER OPERATING EXPENSES
   LIGHT REPAIRS & LAMP REPLACE                                                73                        119
   STORE DISBURSEMENTS                                                         84                        121
   PENALTIES & FINES                                                           11                         17
   BAD CHECKS                                                                 123                        183
   PREMISE SECURITY                                                           124                        169
   LAUNDRY                                                                     80                        101
   CASH (OVER) SHORT                                                           67                         88
   REFRIGERATION & WATER DAMAGE                                                 3                          3
   EQUIPMENT RENTAL                                                            28                         41
   CASUALTY LOSS                                                               18                         70
   SIGNS                                                                        0                          0
   EXTERMINATING                                                                8                         12
   SHOPPING CARTS                                                               8                         11
   MISCELLANEOUS INCOME                                                     (263)                      (371)
   BANK SERVICE CHG/ARMORED CAR                                               235                        347
   CUSTOMER SERVICE CHARGES                                                     0                        (3)
   OTHER                                                                      204                        267
TOTAL OTHER OPERATING EXPENSE                                                 802                      1,176
CAPITAL PROJECT EXPENSE                                                         -                          0
CORPORATE ADMIN EXPENSE                                                     2,673                      3,819
GRAND PROPERTIES                                                              116                        180
GRAND VIDEO                                                                     -                          -
CORPORATE COMMISSARY                                                            -                          -
PRE-OPEN EXPENSE                                                                0                          0
CLOSED STORE EXPENSE                                                           90                        110
TECHNOLOGY INITIATIVES                                                          -                          -
MANAGEMENT FEE                                                                  -                          -
SUNDRY                                                                          -                          -

TOTAL OTHER OPERATING EXPENSES                                              4,172                      6,012



The Grand Union Company                                 Case No.  00-39613 (NW)
-----------------------                                           -------------
Debtor                       Reporting Period:  4 weeks ended November 11, 2000
                                                -------------------------------

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

------------------------------------------------------------------- -------------------------------- --------------------------
                                                                             28 days ended                 40 days ended
OTHER INCOME AND EXPENSES                                                  November 11, 2000             November 11, 2000
------------------------------------------------------------------- -------------------------------- --------------------------
LEASED/OWNED NORMALIZATION ITEMS                                                   (1,293)                    (1,846)
BANK SERVICE CHARGES                                                                    18                         26
GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS                                                 83                         98
SALES TAX COLLECTION COMMISSIONS                                                       (2)                        (3)
SALES USE TAX                                                                           10                         17
EXECUTIVE INCENTIVE PLAN                                                               347                        496
ADMINISTRATIVE PENSION                                                                  19                         27
BOARD OF DIRECTORS FEES                                                                114                        163
BOARD OF DIRECTORS EXPENSES                                                             33                         47
OTHER                                                                                (105)                      1,356
                                                                              -------------                ------------
TOTAL OTHER INCOME AND EXPENSES                                                      (776)                        382
                                                                              =============                ============


In re:  Grand Union                                    Case No.  00-39613 (NW)
        -----------                                              -------------
        Debtor                                           October 15-November 11

                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
                                    BEGINNING         AMOUNT           AMOUNT        DATE PAID        CHECK NO        ENDING
                                       TAX         WITHHELD OR          PAID                           OR EFT           TAX
                                    LIABILITY        ACCRUED                                                         LIABILITY
================================= ============== ================= =============== =============== =============== ==============
FEDERAL
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                                0         5,822,501       5,822,501      10/20-11/10            EFT              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employee                              0                 0               0                                              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employer                              0                 0               0                                              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                           8,173            15,502               0                                         23,675
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Income                                     0                 0               0                                              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:  NJ Litter                          0                 0               0                                              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total Federal Taxes              8,173         5,838,003       5,822,501                                         23,675
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
STATE AND LOCAL
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                          384,219           641,140         699,188              VAR            VAR        326,171
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Sales                              1,052,938         2,087,974       1,409,081              VAR            VAR      1,731,830
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Excise                                     0                 0               0                                              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                          36,510            70,848          39,891             11/3                        67,467
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Real Property                              0                 0               0                                              0
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Personal Property                     14,164            23,054          12,075              VAR            VAR         25,141
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:                                 4,480             9,062               0                                         13,542
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total State and Local        1,492,312         2,832,081       2,160,236                                      2,164,157
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
TOTAL TAXES                        1,500,486         8,670,084       7,982,737                                      2,187,833
--------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

------------------------------------------ ----------------------------------------------------------------------------------------
                                                                        NUMBER OF DAYS PAST DUE
========================================== ========== =============== =============== =============== =============== =============
                                            Current       0-30            31-60           61-90          Over 90          Total
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Accounts Payable                                 0      29,193,000       (449,000)               0               0     28,744,000
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Wages Payable                                    0       3,453,000               0               0               0      3,453,000
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Taxes Payable                                    0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Rent/Leases-Building                             0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Rent/Leases-Equipment                            0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Secured Debt/Adequate Protection Payments        0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Professional Fees                                0       1,144,595               0               0               0      1,144,595
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Amounts Due to Insiders*                         0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Other:                                           0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
Other:                                           0               0               0               0               0              0
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------
TOTAL POSTPETITION DEBTS                         0      33,790,595       (449,000)               0               0     33,341,595
------------------------------------------ ---------- --------------- --------------- --------------- --------------- -------------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


*  "Insider" is defined in 11 U.S.C. Section 101(31)

In re:  Grand Union                                    Case No.  00-39613 (NW)
        -----------                                              -------------
        Debtor                            Reporting Period: November  11, 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



--------------------------------------------------------------------------------------------------------- -------------------------
Accounts Receivable Reconciliation                                                                                   Amount
--------------------------------------------------------------------------------------------------------- -------------------------
Total Accounts Receivable at the beginning of the reporting period                                                   24,954,978
--------------------------------------------------------------------------------------------------------- -------------------------
+ Amounts billed during the period                                                                                    3,414,794
--------------------------------------------------------------------------------------------------------- -------------------------
- Amounts collected during the period                                                                               (2,524,523)
--------------------------------------------------------------------------------------------------------- -------------------------
Total Accounts Receivable at the end of the reporting period                                                         25,845,249
--------------------------------------------------------------------------------------------------------- -------------------------

--------------------------------------------------------------------------------------------------------- -------------------------


--------------------------------------------------------------------------------------------------------- -------------------------
Accounts Receivable Aging                                                                                            Amount
--------------------------------------------------------------------------------------------------------- -------------------------
0-30 days old                                                                                                      22,411,414
--------------------------------------------------------------------------------------------------------- -------------------------
31-60 days old                                                                                                      1,155,305
--------------------------------------------------------------------------------------------------------- -------------------------
61-90 days old                                                                                                       578,752
--------------------------------------------------------------------------------------------------------- -------------------------
91 + days old                                                                                                       5,626,975
--------------------------------------------------------------------------------------------------------- -------------------------
Total Accounts Receivable                                                                                          29,772,446
--------------------------------------------------------------------------------------------------------- -------------------------
Amount considered uncollectable (Bad Debt)                                                                         (3,927,197)
--------------------------------------------------------------------------------------------------------- -------------------------
Accounts Receivable (Net)                                                                                          25,845,249
--------------------------------------------------------------------------------------------------------- -------------------------

--------------------------------------------------------------------------------------------------------- -------------------------



                              DEBTOR QUESTIONNAIRE



-------------------------------------------------------------------------------- ------------------------ -------------------------
Must  be completed each month                                                                 Yes                      No
-------------------------------------------------------------------------------- ------------------------ -------------------------
5.    Have any assets been sold or transferred outside the normal course                                           X
      of business this reporting period?  If yes, provide an explanation below.
-------------------------------------------------------------------------------- ------------------------ -------------------------
6.    Have any funds been disbursed from any account other than a debtor
      in possession account this reporting period?  If yes, provide an                                             X
      explanation below.
-------------------------------------------------------------------------------- ------------------------ -------------------------
7.    Have all postpetition tax returns been timely filed?  If no,                        X
      provide an explanation below.
-------------------------------------------------------------------------------- ------------------------ -------------------------
8.    Are workers compensation, general liability and other necessary                     X
      insurance coverages in effect?  If no, provide an explanation below.
-------------------------------------------------------------------------------- ------------------------ -------------------------

-------------------------------------------------------------------------------- ------------------------ -------------------------


                         UNITED STATES BANKRUPTCY COURT
                  _______________ DISTRICT OF ________________


IN:  GRAND UNION                                     CASE NO.  00-39613 (NW)
     ------------------------                                  ----------------
       DEBTOR

                MONTHLY OPERATING REPORT (NOVEMBER 12-DECEMBER 9)
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------ ---------------------- ----------------- --------------------
                                                                                             DOCUMENT          EXPLANATION
REQUIRED DOCUMENTS                                                       FORM NO.            ATTACHED           ATTACHED
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Schedule of Cash Receipts and Disbursements                        MOR-1                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Bank Reconciliation (or copies of debtor's bank                MOR-1 (CONT)                  X          Sent to Trustee
    reconciliations)
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of bank statements
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Cash disbursements journals
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Statement of Operations                                            MOR-2                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Balance Sheet                                                      MOR-3                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Status of Postpetition Taxes                                       MOR-4                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of tax returns filed during reporting period
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Summary of Unpaid Postpetition Debts                               MOR-4                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Listing of aged accounts payable
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Accounts Receivable Reconciliation and Aging                       MOR-5                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Debtor Questionnaire                                               MOR-5                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------                -------------------------
Signature of Debtor                                    Date


---------------------------------------                -------------------------
Signature of Joint Debtor                              Date


   /s/ Jeffrey P. Freimark
---------------------------------------                -------------------------
Signature of Authorized Individual*                    Date


     Jeffrey P. Freimark                               February 1, 2001
---------------------------------------                -------------------------
Printed Name of Authorized Individual                  Date

-----------------------------------
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:   GRAND UNION                                    Case No.  00-39613 (NW)
         -----------                                              -------------
         Debtor                            Reporting Period:  December 09, 2000
                                                              -----------------


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                               SEE ATTACHED DETAIL

------------------------------- -------------------------------------------- ------------------------- ----------------------------
                                               BANK ACCOUNTS                       CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 OPER.       PAYROLL       TAX      OTHER      ACTUAL       PROJECTED     ACTUAL          PROJECTED
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
CASH BEGINNING OF MONTH
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
RECEIPTS
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
CASH SALES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
ACCOUNTS RECEIVABLE
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
LOANS AND ADVANCES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
SALE OF ASSETS
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
OTHER (ATTACH LIST)
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
TRANSFERS (FROM DIP ACCTS)
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------

------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
TOTAL RECEIPTS
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
DISBURSEMENTS
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
NET PAYROLL
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
PAYROLL TAXES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
SALES, USE & OTHER TAXES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
INVENTORY PURCHASES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
SECURED/RENTAL/LEASES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
INSURANCE
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
ADMINISTRATIVE
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
SELLING
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
OTHER (ATTACH LIST)
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------

------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
OWNER DRAW*
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
TRANSFERS (TO DIP ACCTS)
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------

------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
PROFESSIONAL FEES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
U.S. TRUSTEE QUARTERLY FEES
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
COURT COSTS
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
TOTAL DISBURSEMENTS
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
NET CASH FLOW
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
CASH - END OF MONTH
------------------------------- --------- -------------- -------- ---------- ------------ ------------ --------------- ------------
  *COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------------------------------- -------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
--------------------------------------------------------------------------------------------------------- -------------------
TOTAL DISBURSEMENTS                                                                                       $
--------------------------------------------------------------------------------------------------------- -------------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                         $
--------------------------------------------------------------------------------------------------------- -------------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                            $
--------------------------------------------------------------------------------------------------------- -------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE  QUARTERLY FEES                                          $
--------------------------------------------------------------------------------------------------------- -------------------
                                                                                                         Form MOR
                                                                                                           (9/99)


THE GRAND UNION COMPANY
-----------------------
CONSOLIDATED STATEMENT OF CASH FLOWS
------------------------------------
(dollars in thousands)
----------------------
(unaudited)
-----------

                                                                         ------------------------------ ---------------------------
                                                                                      4 Weeks                        64 Days
                                                                                       Ended                          Ended
                                                                                 December 9, 2000               December 9, 2000
                                                                         ------------------------------ ---------------------------
OPERATING ACTIVITIES:
Net (loss)                                                               $               (17,848)       $               (34,795)
Adjustments to reconcile net income (loss) to net cash provided by
   (used for) operating activities before reorganization items paid:
   Unusual items                                                                            1,804                          3,472
   Cumulative effect of accounting change                                                       -                              -
   Extraordinary items                                                                          -                              -
   Depreciation and amortization                                                            5,748                         10,759
   Pension and other non-cash items                                                           361                            951
   Deferred taxes                                                                               -                              -
   Non-cash interest                                                                          156                            378
   Gain on sale of property                                                                     -                              -
Net changes in assets and liabilities:
   Receivables                                                                            (1,400)                          1,858
   Inventories                                                                              8,911                          6,009
   Other current assets                                                                   (7,709)                       (12,042)
   Other assets                                                                           (1,170)                            474
   Accounts payable and accrued liabilities                                                10,009                         16,534
   Other noncurrent liabilities                                                                 7                              5
                                                                         ------------------------------ ---------------------------
Net cash provided by (used for) operating activities before
   reorganization items paid                                                              (1,131)                        (5,607)
   Reorganization items paid                                                                    -                              -
                                                                         ------------------------------ ---------------------------
Net cash provided by (used for) operating activities                                      (1,131)                        (5,607)
                                                                         ------------------------------ ---------------------------
INVESTMENT ACTIVITIES:
   Capital expenditures                                                                     (186)                        (4,012)
   Proceeds from sale of property                                                               -                              -
   Disposals of property                                                                       90                            198
                                                                         ------------------------------ ---------------------------
Net cash provided by (used for) investment activities                                        (96)                        (3,814)
                                                                         ------------------------------ ---------------------------
FINANCING ACTIVITIES:
   Proceeds from Revolving Credit Facility                                                      -                          7,801
   Proceeds from DIP facility                                                              20,000                         41,428
   Repayment of Term Loan                                                                       -                           (66)
   Repayment of Revolving Credit Facility                                                       -                              -
   Repayment of DIP Facility                                                             (15,000)                       (28,000)
   Auction Bid Escrow                                                                      32,810                         32,810
   Obligations under capital leases discharged                                              (356)                          (873)
                                                                         ------------------------------ ---------------------------
Net cash provided by (used for) financing activities                                       37,454                         53,100
                                                                         ------------------------------ ---------------------------

NET INCREASE (DECREASE) IN CASH                                                            36,227                         43,679
CASH AT BEGINNING OF PERIOD                                                                24,003                         16,551
                                                                         ------------------------------ ---------------------------
CASH AT END OF PERIOD                                                    $                 60,230       $                 60,230
                                                                         ============================== ===========================


                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

----------------------------------------------------------------------- ---------------------------- ------------------------------
                                  ASSETS                                   BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH               DATE
----------------------------------------------------------------------- ---------------------------- ------------------------------
                                                                             DECEMBER 9, 2000             OCTOBER 2, 2000
----------------------------------------------------------------------- ---------------------------- ------------------------------
CURRENT ASSETS
----------------------------------------------------------------------- ---------------------------- ------------------------------
Unrestricted Cash and Equivalents                                                        59,922                       31,222
----------------------------------------------------------------------- ---------------------------- ------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Accounts Receivable (Net)                                                                27,553                       29,140
----------------------------------------------------------------------- ---------------------------- ------------------------------
Notes Receivable
----------------------------------------------------------------------- ---------------------------- ------------------------------
Inventories                                                                             110,792                      116,876
----------------------------------------------------------------------- ---------------------------- ------------------------------
Prepaid Expenses                                                                         26,579                        5,810
----------------------------------------------------------------------- ---------------------------- ------------------------------
Professional Retainers
----------------------------------------------------------------------- ---------------------------- ------------------------------
Other Current Assets (attach schedule)
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL CURRENT ASSETS                                                                $   224,846                  $   183,048
----------------------------------------------------------------------- ---------------------------- ------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------- ---------------------------- ------------------------------
Real Property and Improvements
----------------------------------------------------------------------- ---------------------------- ------------------------------
Machinery and Equipment
----------------------------------------------------------------------- ---------------------------- ------------------------------
Furniture, Fixtures and Office Equipment
----------------------------------------------------------------------- ---------------------------- ------------------------------
Leasehold Improvements
----------------------------------------------------------------------- ---------------------------- ------------------------------
Vehicles
----------------------------------------------------------------------- ---------------------------- ------------------------------
Less Accumulated Depreciation
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL PROPERTY & EQUIPMENT                                                          $   324,770                  $   345,187
----------------------------------------------------------------------- ---------------------------- ------------------------------
OTHER ASSETS
----------------------------------------------------------------------- ---------------------------- ------------------------------
Loans to Insiders*
----------------------------------------------------------------------- ---------------------------- ------------------------------
Other Assets (attached schedule)                                                         54,698                       60,215
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL OTHER ASSETS                                                                  $    54,698                   $   60,215
----------------------------------------------------------------------- ---------------------------- ------------------------------
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL ASSETS                                                                        $   604,314                   $  588,450
----------------------------------------------------------------------- ---------------------------- ------------------------------

----------------------------------------------------------------------- ---------------------------- ------------------------------
                       LIABILITIES AND OWNER EQUITY                        BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH               DATE
----------------------------------------------------------------------- ---------------------------- ------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POST-PETITION)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Accounts Payable                                                                      (132,447)                    (162,593)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Taxes Payable (refer to FORM MOR-4)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Wages Payable
----------------------------------------------------------------------- ---------------------------- ------------------------------
Notes Payable                                                                          (14,000)                    (263,060)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Rent/Leases - Building/Equipment                                                      (149,010)                    (160,737)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Secured Debt/Adequate Protection Payments
----------------------------------------------------------------------- ---------------------------- ------------------------------
Professional Fees
----------------------------------------------------------------------- ---------------------------- ------------------------------
Amounts Due to Insiders*
----------------------------------------------------------------------- ---------------------------- ------------------------------
Other Postpetition Liabilities (attach schedule)                                      (136,938)                    (210,800)
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL POSTPETITION LIABILITIES                                                    $   (432,425)                $   (797,190)
----------------------------------------------------------------------- ---------------------------- ------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Secured Debt                                                                          (263,060)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Priority Debt
----------------------------------------------------------------------- ---------------------------- ------------------------------
Unsecured Debt                                                                        (170,373)
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL PRE-PETITION LIABILITIES                                                    $   (433,433)                $
----------------------------------------------------------------------- ---------------------------- ------------------------------
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL LIABILITIES                                                                 $   (865,858)                    (797,190)
----------------------------------------------------------------------- ---------------------------- ------------------------------
OWNER EQUITY
----------------------------------------------------------------------- ---------------------------- ------------------------------
Capital Stock                                                                             (300)                        (300)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Additional Paid in Capital                                                            (384,800)                    (384,800)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Partners' Capital Account
----------------------------------------------------------------------- ---------------------------- ------------------------------
Owner's Equity Account
----------------------------------------------------------------------- ---------------------------- ------------------------------
Retained Earnings - Pre-Petition                                                        593,840                      593,840
----------------------------------------------------------------------- ---------------------------- ------------------------------
Retained Earnings - Post-Petition                                                        52,804
----------------------------------------------------------------------- ---------------------------- ------------------------------
Adjustments to Owner Equity (attach schedule)
----------------------------------------------------------------------- ---------------------------- ------------------------------
Postpetition Contributions (Distributions)(Draws)(attach schedule)
----------------------------------------------------------------------- ---------------------------- ------------------------------
NET OWNER EQUITY                                                                   $    261,544                 $    208,740
----------------------------------------------------------------------- ---------------------------- ------------------------------
----------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                               $   (604,314)                $   (588,450)
----------------------------------------------------------------------- ---------------------------- ------------------------------
FORM MOR



                                  BALANCE SHEET

--------------------------------------------------------------- -------------------------------------- ----------------------------
                                  ASSETS                                   BOOK VALUE AT END OF           BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                   DATE
--------------------------------------------------------------- -------------------------------------- ----------------------------
                                                                             DECEMBER 9, 2000                 OCTOBER 2, 2000
--------------------------------------------------------------- -------------------------------------- ----------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------
Other Assets
--------------------------------------------------------------- -------------------------------------- ----------------------------
Beneficial leases, net                                                                   42,360                        48,026
--------------------------------------------------------------- -------------------------------------- ----------------------------
Other assets                                                                             12,338                        12,189
--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------
                                                                           BOOK VALUE AT END OF           BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH                   DATE
--------------------------------------------------------------- -------------------------------------- ----------------------------
Other Postpetition Liabilities
--------------------------------------------------------------- -------------------------------------- ----------------------------
Adverse leases, net                                                                    (59,147)                      (61,079)
--------------------------------------------------------------- -------------------------------------- ----------------------------
Other noncurrent liabilities                                                           (77,791)                     (149,721)
--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------
Adjustments to Owner Equity
--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------
Postpetition Contributions (Distributions)(Draws)
--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------

--------------------------------------------------------------- -------------------------------------- ----------------------------


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

------------------------------------------------------------------------------ --------------------------- ------------------------
REVENUES                                                                           28 days ended                 68 days ended
                                                                                 December 9, 2000              December 9, 2000
------------------------------------------------------------------------------ --------------------------- ------------------------
Gross Revenues                                                                           142,702                    350,377
------------------------------------------------------------------------------ --------------------------- ------------------------
Less:  Returns and Allowances                                                                  -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Net Revenue                                                                              142,702                    350,377
------------------------------------------------------------------------------ --------------------------- ------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------ --------------------------- ------------------------
Beginning Inventory                                                                      119,703                    116,875
------------------------------------------------------------------------------ --------------------------- ------------------------
Add:  Purchases                                                                           97,777                    252,436
------------------------------------------------------------------------------ --------------------------- ------------------------
Add:  Cost of Labor                                                                                                       -
------------------------------------------------------------------------------ --------------------------- ------------------------
Add:  Other Costs (attach schedule)                                                        2,070                      4,001
------------------------------------------------------------------------------ --------------------------- ------------------------
Less:  Ending Inventory                                                                  110,792                    110,792
------------------------------------------------------------------------------ --------------------------- ------------------------
Cost of Goods Sold                                                                       108,759                    262,520
------------------------------------------------------------------------------ --------------------------- ------------------------
Gross Profit                                                                              33,943                     87,856
------------------------------------------------------------------------------ --------------------------- ------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------ --------------------------- ------------------------
Advertising                                                                                1,433                      3,672
------------------------------------------------------------------------------ --------------------------- ------------------------
Auto and Truck Expense                                                                         -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Bad Debts                                                                                      -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Contributions                                                                                  -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Employee Benefits Programs                                                                 2,768                      6,728
------------------------------------------------------------------------------ --------------------------- ------------------------
Insider Compensation                                                                           -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Insurance                                                                                  1,629                      3,973
------------------------------------------------------------------------------ --------------------------- ------------------------
Management Fees/Bonuses                                                                        -                         44
------------------------------------------------------------------------------ --------------------------- ------------------------
Office Expense                                                                                 -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Pension & Profit-Sharing Plans                                                               197                        478
------------------------------------------------------------------------------ --------------------------- ------------------------
Repairs and Maintenance                                                                    1,851                      4,228
------------------------------------------------------------------------------ --------------------------- ------------------------
Rent and Lease Expense                                                                     3,891                      9,413
------------------------------------------------------------------------------ --------------------------- ------------------------
Salaries/Commissions/Fees                                                                 17,581                     43,244
------------------------------------------------------------------------------ --------------------------- ------------------------
Supplies                                                                                     974                      2,473
------------------------------------------------------------------------------ --------------------------- ------------------------
Taxes-Payroll                                                                              1,404                      3,508
------------------------------------------------------------------------------ --------------------------- ------------------------
Taxes-Real Estate                                                                            884                      2,130
------------------------------------------------------------------------------ --------------------------- ------------------------
Taxes-Other                                                                                    -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Travel and Entertainment                                                                       -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Utilities                                                                                  3.047                      8,111
------------------------------------------------------------------------------ --------------------------- ------------------------
Other (attach schedule)                                                                    5,429                     11,441
------------------------------------------------------------------------------ --------------------------- ------------------------
Total Operating Expenses Before Depreciation                                              41,090                     99,444
------------------------------------------------------------------------------ --------------------------- ------------------------
Depreciation/Depletion/Amortization                                                        5,289                     27,690
------------------------------------------------------------------------------ --------------------------- ------------------------
Net Profit (Loss) Before Other Income & Expenses                                        (12,436)                   (39,278)
------------------------------------------------------------------------------ --------------------------- ------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------ --------------------------- ------------------------
Other Income (attach schedule)                                                                 -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Interest Expense                                                                           4,511                     10,575
------------------------------------------------------------------------------ --------------------------- ------------------------
Other Expense (attach schedule)                                                            (903)                      (521)
------------------------------------------------------------------------------ --------------------------- ------------------------
Net Profit (Loss) Before Reorganization Items                                           (16,044)                   (49,332)
------------------------------------------------------------------------------ --------------------------- ------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------ --------------------------- ------------------------
Professional Fees                                                                              -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
U.S. Trustee Quarterly Fees                                                                    -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                   -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Gain (Loss) from Sale of Equipment                                                             -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Other Reorganization Expenses (attach schedule)                                            1,804                      3,473
------------------------------------------------------------------------------ --------------------------- ------------------------
Total Reorganization Expenses                                                                  -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Income Taxes                                                                                   -                          -
------------------------------------------------------------------------------ --------------------------- ------------------------
Net Profit (Loss)                                                                       (17,848)                   (52,805)
------------------------------------------------------------------------------ --------------------------- ------------------------



                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

------------------------------------------------------------------ -------------------------------- --------------------------
OTHER COSTS OF GOODS SOLD                                                   28 days ended                 68 days ended
                                                                          December 9, 2000              December 9, 2000
------------------------------------------------------------------ -------------------------------- --------------------------
TRUCKING                                                                            1,325                      2,153
WAREHOUSING                                                                         3,403                      7,627
S & G SERVICES                                                                        290                        673
                                                                   ----------------------     ----------------------
TOTAL DISTRIBUTION                                                                  5,018                     10,453
ADVERTISING & PROMO ALLOWANCE                                                     (4,778)                   (11,391)
SPECIALTY FOODS                                                                      (67)                      (145)
CASH DISCOUNTS                                                                      (316)                      (585)
STOCK GAIN OR (LOSS) - GROCERY                                                        854                      1,440
-LIQUOR                                                                               (0)                        (4)
-GEN MDSE                                                                             323                        881
-PHARMACY                                                                            (21)                       (64)
-SHRINK PROJ                                                                           25                         60
                                                                   ----------------------     ----------------------
TOTAL STOCK GAIN OR (LOSS)                                                          1,181                      2,312
                                                                   ----------------------     ----------------------
SPECIAL PROMOTIONS                                                                  1,125                      3,932
                                                                   ----------------------     ----------------------
TRADING-MERCHANDISE                                                                 (347)                      (714)
-MEAT                                                                               (198)                      (684)
-PRODUCE                                                                            (259)                      (604)
-SERVICE                                                                             (18)                       (45)
LABEL EXP/ALLOW                                                                         -                          -
VENDOR COUPONS                                                                       (57)                      (123)
STATISTICAL GROSS ADJUSTMENT                                                           43                        105
WHSE INV GAIN(LOSS)-GROCERY                                                            50                        121
PHARMACY THIRD PARTY REC ADJ                                                           21                         52
FREQUENT SHOPPER EXPENSE                                                              457                        871
CLIPLESS COUPON EXPENSE                                                               217                        368
ADVERTISING PROGRAMS                                                                    -                          -
                                                                   ----------------------     ----------------------
OTHER ADJ. TO GROSS MARGIN                                                           (92)                      (650)
                                                                   ----------------------     ----------------------
LIFO PROVISION                                                                          -                         75
                                                                   ----------------------     ----------------------

TOTAL OTHER COSTS OF GOODS SOLD                                                     2,070                      4,001
                                                                   ======================     ======================



                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

--------------------------------------------------------------------- -------------------------------- --------------------------
                                                                               28 days ended                 40 days ended
OTHER OPERATING EXPENSES                                                      December 9, 2000             December 9, 2000
--------------------------------------------------------------------- -------------------------------- --------------------------
CHARGE CARD EXPENSE                                                                       544                      1,271
OTHER OPERATING EXPENSES
LIGHT REPAIRS & LAMP REPLACE                                                               63                        182
STORE DISBURSEMENTS                                                                        80                        201
PENALTIES & FINES                                                                          15                         32
BAD CHECKS                                                                                 60                        243
PREMISE SECURITY                                                                          155                        324
LAUNDRY                                                                                    12                        114
CASH (OVER) SHORT                                                                          47                        135
REFRIGERATION & WATER DAMAGE                                                                1                          4
EQUIPMENT RENTAL                                                                           19                         60
CASUALTY LOSS                                                                               5                         76
SIGNS                                                                                       1                          1
EXTERMINATING                                                                               4                         16
SHOPPING CARTS                                                                             10                         21
MISCELLANEOUS INCOME                                                                    (176)                      (547)
BANK SERVICE CHG/ARMORED CAR                                                              104                        451
CUSTOMER SERVICE CHARGES                                                                    -                        (3)
OTHER                                                                                     124                        391
                                                                       ----------------------     ----------------------
TOTAL OTHER OPERATING EXPENSE                                                             525                      1,701
                                                                       ----------------------     ----------------------
CAPITAL PROJECT EXPENSE                                                                     -                          0
CORPORATE ADMIN EXPENSE                                                                 2,669                      6,448
GRAND PROPERTIES                                                                          117                        297
GRAND VIDEO                                                                                 -                          -
CORPORATE COMMISSARY                                                                        -                          -
PRE-OPEN EXPENSE                                                                            -                          0
CLOSED STORE EXPENSE                                                                    1,575                      1,685
TECHNOLOGY INITIATIVES                                                                      -                          -
MANAGEMENT FEE                                                                              -                          -
SUNDRY                                                                                      -                          -
                                                                       ----------------------     ----------------------

TOTAL OTHER OPERATING EXPENSES                                                          5,429                     11,441
                                                                       ======================     ======================




                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

----------------------------------------------------------------- -------------------------------- --------------------------
                                                                           28 days ended                 40 days ended
OTHER INCOME AND EXPENSES                                                 December 9, 2000             December 9, 2000
----------------------------------------------------------------- -------------------------------- --------------------------
LEASED/OWNED NORMALIZATION ITEMS                                              (1,472)                       (3,318)

BANK SERVICE CHARGES                                                               18                            44

GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS                                            25                           123

SALES TAX COLLECTION COMMISSIONS                                                    -                           (3)

SALES USE TAX                                                                       -                            17

EXECUTIVE INCENTIVE PLAN                                                          347                           843

ADMINISTRATIVE PENSION                                                             19                            46

BOARD OF DIRECTORS FEES                                                           114                           277

BOARD OF DIRECTORS EXPENSES                                                        33                            80

OTHER                                                                              13                         1,369
                                                               ----------------------        ----------------------

TOTAL OTHER INCOME AND EXPENSES                                                 (903)                         (521)
                                                               ======================        ======================

In re: Grand Union                                      Case No.  00-39613 (NW)
       -----------                                                -------------
       Debtor                                            November 12-December 9

                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
                                     BEGINNING         AMOUNT           AMOUNT        DATE PAID        CHECK NO        ENDING
                                        TAX         WITHHELD OR          PAID                           OR EFT           TAX
                                     LIABILITY        ACCRUED                                                         LIABILITY
================================== ============== ================= =============== =============== =============== ==============
FEDERAL
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                                 0         6,166,057       6,166,057       11/17-12/8            EFT              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employee                               0                 0               0                                              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employer                               0                 0               0                                              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                           23,675            14,722               0                                         38,398
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Income                                      0                 0               0                                              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:  NJ Litter                           0                 0               0                                              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total Federal Taxes              23,675         6,180,780       6,166,057                                         38,398
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
STATE AND LOCAL
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                           326,171           696,916         677,089                                        345,998
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Sales                               1,731,830         2,051,575       1,509,729                                      2,273,677
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Excise                                      0                 0               0                                              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                           67,467            64,389               0                                        131,857
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Real Property                               0                 0               0                                              0
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Personal Property                      25,144            23,054              77              VAR            VAR         48,121
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:                                 13,542             8,887               0                                         22,430
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total State and Local         2,164,157         2,844,822       2,186,896                                      2,822,084
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
TOTAL TAXES                         2,187,833         9,025,603       8,352,953                                      2,860,483
---------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

----------------------------------------- -----------------------------------------------------------------------------------------
                                                                         NUMBER OF DAYS PAST DUE
========================================= ============ =============== =============== =============== ============= ==============
                                             Current       0-30            31-60           61-90        Over 90          Total
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Accounts Payable                                  0      13,290,000       3,406,000           4,000             0        16,700,000
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Wages Payable                                     0       3,129,000               0               0             0         3,129,000
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Taxes Payable                                     0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Rent/Leases-Building                              0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Rent/Leases-Equipment                             0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Secured Debt/Adequate Protection Payments         0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Professional Fees                                 0       1,310,319               0               0             0         1,310,319
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Amounts Due to Insiders*                          0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Other:                                            0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
Other:                                            0               0               0               0             0                 0
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------
TOTAL POSTPETITION DEBTS                          0      17,729,319       3,406,000           4,000             0        21,139,319
----------------------------------------- ------------ --------------- --------------- --------------- ------------- --------------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* "Insider" is defined in 11 U.S.C. Section 101(31)                    Form MOR
                                                                         (9/99)

In re: The Grand Union Company                          Case No.  00-39613 (NW)
       -----------------------                                    -------------
       Debtor                               Reporting Period: December  9, 2000

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING




---------------------------------------------------------------------------------------------- ------------------------------
Accounts Receivable Reconciliation                                                                        Amount
---------------------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable at the beginning of the reporting period                                        25,845,249
---------------------------------------------------------------------------------------------- ------------------------------
+ Amounts billed during the period                                                                         4,535,780
---------------------------------------------------------------------------------------------- ------------------------------
- Amounts collected during the period                                                                    (2,827,959)
---------------------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable at the end of the reporting period                                              27,553,071
---------------------------------------------------------------------------------------------- ------------------------------

---------------------------------------------------------------------------------------------- ------------------------------


---------------------------------------------------------------------------------------------- ------------------------------
Accounts Receivable Aging                                                                                 Amount
---------------------------------------------------------------------------------------------- ------------------------------
0-30 days old                                                                                           23,947,720
---------------------------------------------------------------------------------------------- ------------------------------
31-62 days old                                                                                            587,901
---------------------------------------------------------------------------------------------- ------------------------------
61-90 days old                                                                                           2,150,444
---------------------------------------------------------------------------------------------- ------------------------------
91 + days old                                                                                            4,794,203
---------------------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable                                                                               31,480,268
---------------------------------------------------------------------------------------------- ------------------------------
Amount considered uncollectable (Bad Debt)                                                              (3,927,197)
---------------------------------------------------------------------------------------------- ------------------------------
Accounts Receivable (Net)                                                                               27,553,071
---------------------------------------------------------------------------------------------- ------------------------------

---------------------------------------------------------------------------------------------- ------------------------------



                              DEBTOR QUESTIONNAIRE



-------------------------------------------------------------------------------- ----------------------- ----------------------
Must  be completed each month                                                            Yes                     No
-------------------------------------------------------------------------------- ----------------------- ----------------------
9.    Have any assets been sold or transferred outside the normal course                                          X
      of business this reporting period?  If yes, provide an explanation below.
-------------------------------------------------------------------------------- ----------------------- ----------------------
10.   Have any funds been disbursed from any account other than a debtor
      in possession account this reporting period?  If yes, provide an                                            X
      explanation below.
-------------------------------------------------------------------------------- ----------------------- ----------------------
11.   Have all postpetition tax returns been timely filed?  If no,                        X
      provide an explanation below.
-------------------------------------------------------------------------------- ----------------------- ----------------------
12.   Are workers compensation, general liability and other necessary                     X
      insurance coverages in effect?  If no, provide an explanation below.
-------------------------------------------------------------------------------- ----------------------- ----------------------

-------------------------------------------------------------------------------- ----------------------- ----------------------


                         UNITED STATES BANKRUPTCY COURT
                  _______________ DISTRICT OF ________________


IN:  GRAND UNION                                      CASE NO.  00-39613 (NW)
     ------------------------                                   ---------------
       DEBTOR

               MONTHLY OPERATING REPORT (DECEMBER 10 - JANUARY 6)
 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------ ---------------------- ----------------- --------------------
REQUIRED DOCUMENTS                                                       FORM NO.             DOCUMENT          EXPLANATION
                                                                                              ATTACHED           ATTACHED
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Schedule of Cash Receipts and Disbursements                        MOR-1                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Bank Reconciliation (or copies of debtor's bank                MOR-1 (CONT)                             Sent to Trustee
    reconciliations)
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of bank statements
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Cash disbursements journals
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Statement of Operations                                            MOR-2                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Balance Sheet                                                      MOR-3                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Status of Postpetition Taxes                                       MOR-4                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Copies of tax returns filed during reporting period
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Summary of Unpaid Postpetition Debts                               MOR-4                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
    Listing of aged accounts payable
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Accounts Receivable Reconciliation and Aging                       MOR-5                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------
Debtor Questionnaire                                               MOR-5                         X
------------------------------------------------------------------ ---------------------- ----------------- --------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------                -------------------------
Signature of Debtor                                    Date


---------------------------------------                -------------------------
Signature of Joint Debtor                              Date


   /s/ Jeffrey P. Freimark
---------------------------------------                -------------------------
Signature of Authorized Individual*                    Date


     Jeffrey P. Freimark                               February 1, 2001
---------------------------------------                -------------------------
Printed Name of Authorized Individual                  Date

-----------------------------------
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:   GRAND UNION                                   Case No.  00-39613 (NW)
         -----------                                             -------------
         Debtor                            Reporting Period:  January 06, 2001
                                                              ----------------


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                               SEE ATTACHED DETAIL

---------------------------- ------------------------------------------ --------------------------- -------------------------------
                                          BANK ACCOUNTS                       CURRENT MONTH             CUMULATIVE FILING TO DATE
                              OPER.     PAYROLL       TAX      OTHER      ACTUAL       PROJECTED         ACTUAL          PROJECTED
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
CASH BEGINNING OF MONTH
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
RECEIPTS
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
CASH SALES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
ACCOUNTS RECEIVABLE
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
LOANS AND ADVANCES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
SALE OF ASSETS
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
OTHER (ATTACH LIST)
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
TRANSFERS (FROM DIP ACCTS)
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------

---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
TOTAL RECEIPTS
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
DISBURSEMENTS
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
NET PAYROLL
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
PAYROLL TAXES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
SALES, USE & OTHER TAXES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
INVENTORY PURCHASES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
SECURED/RENTAL/LEASES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
INSURANCE
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
ADMINISTRATIVE
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
SELLING
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
OTHER (ATTACH LIST)
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------

---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
OWNER DRAW*
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
TRANSFERS (TO DIP ACCTS)
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------

---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
PROFESSIONAL FEES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
U.S. TRUSTEE QUARTERLY FEES
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
COURT COSTS
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
TOTAL DISBURSEMENTS
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
NET CASH FLOW
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
CASH - END OF MONTH
---------------------------- ------- -------------- -------- ---------- ------------ -------------- ----------------- -------------
  *COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

---------------------------------------------------------------------------------------------------- -------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
---------------------------------------------------------------------------------------------------- -------------------
TOTAL DISBURSEMENTS                                                                                  $
---------------------------------------------------------------------------------------------------- -------------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                    $
---------------------------------------------------------------------------------------------------- -------------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                       $
---------------------------------------------------------------------------------------------------- -------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE  QUARTERLY FEES                                     $
---------------------------------------------------------------------------------------------------- -------------------
                                                                                                    Form MOR
                                                                                                       (9/99)


THE GRAND UNION COMPANY
-----------------------
CONSOLIDATED STATEMENT OF CASH FLOWS
------------------------------------
(dollars in thousands)
----------------------
(unaudited)
-----------

                                                                     ---------------------------------- ---------------------------
                                                                                  4 Weeks                            92 Days
                                                                                   Ended                              Ended
                                                                              January 6, 2001                    January 6, 2001
                                                                     ---------------------------------- ---------------------------
OPERATING ACTIVITIES:
Net (loss)                                                           $                 10,146           $               (44,941)
Adjustments to reconcile net income (loss) to net cash provided by
   (used for) operating activities before reorganization items paid:
   Unusual items                                                                        1,828                              5,300
   Cumulative effect of accounting change                                                   -                                  -
   Extraordinary items                                                                      -                                  -
   Depreciation and amortization                                                        3,640                             14,399
   Pension and other non-cash items                                                       361                              1,312
   Deferred taxes                                                                           -                                  -
   Non-cash interest                                                                      157                                535
   Gain on sale of property                                                                 -                                  -
Net changes in assets and liabilities:
   Receivables                                                                          (399)                              1,459
   Inventories                                                                          5,696                             11,705
   Other current assets                                                               (2,643)                            (6,976)
   Other assets                                                                         (200)                                274
   Accounts payable and accrued liabilities                                          (43,593)                           (27,059)
   Other noncurrent liabilities                                                         (871)                              (866)
                                                                     ---------------------------------- ---------------------------
Net cash provided by (used for) operating activities before
   reorganization items paid                                                         (46,170)                           (51,777)
   Reorganization items paid                                                                -                                  -
                                                                     ---------------------------------- ---------------------------
Net cash provided by (used for) operating activities                                 (46,170)                           (51,777)
                                                                     ---------------------------------- ---------------------------
INVESTMENT ACTIVITIES:
   Capital expenditures                                                                  (52)                            (4,064)
   Proceeds from sale of property                                                           -                                  -
   Disposals of property                                                                    -                                198
                                                                     ---------------------------------- ---------------------------
Net cash provided by (used for) investment activities                                    (52)                            (3,866)
                                                                     ---------------------------------- ---------------------------
FINANCING ACTIVITIES:
   Proceeds from Revolving Credit Facility                                                  -                              7,801
   Proceeds from DIP facility                                                          19,000                             60,428
   Repayment of Term Loan                                                                   -                               (66)
   Repayment of Revolving Credit Facility                                                   -                                  -
   Repayment of DIP Facility                                                         (17,000)                           (45,000)
   Auction Bid Escrow                                                                  32,755                             65,565
   Obligations under capital leases discharged                                          (346)                            (1,219)
                                                                     ---------------------------------- ---------------------------
Net cash provided by (used for) financing activities                                   34,409                             87,509
                                                                     ---------------------------------- ---------------------------

NET INCREASE (DECREASE) IN CASH                                                      (11,813)                             31,866
CASH AT BEGINNING OF PERIOD                                                            60,230                             16,551
                                                                     ---------------------------------- ---------------------------
CASH AT END OF PERIOD                                                $                 48,417           $                 48,417
                                                                     ================================== ===========================


In re:   GRAND UNION                                  Case No.  00-39613 (NW)
         -----------                                            -------------
         Debtor                           Reporting Period:  January 06, 2001
                                                             ----------------

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

---------------------------------------------------------------------- ---------------------------- ------------------------------
                                  ASSETS                                 BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                       CURRENT REPORTING MONTH                  DATE
---------------------------------------------------------------------- ---------------------------- ------------------------------
                                                                           JANUARY 6, 2001                 OCTOBER 2, 2000
---------------------------------------------------------------------- ---------------------------- ------------------------------
CURRENT ASSETS
---------------------------------------------------------------------- ---------------------------- ------------------------------
Unrestricted Cash and Equivalents                                                      48,417                          31,222
---------------------------------------------------------------------- ---------------------------- ------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Accounts Receivable (Net)                                                              27,644                          29,140
---------------------------------------------------------------------- ---------------------------- ------------------------------
Notes Receivable
---------------------------------------------------------------------- ---------------------------- ------------------------------
Inventories                                                                           105,096                         116,876
---------------------------------------------------------------------- ---------------------------- ------------------------------
Prepaid Expenses                                                                       29,222                           5,810
---------------------------------------------------------------------- ---------------------------- ------------------------------
Professional Retainers
---------------------------------------------------------------------- ---------------------------- ------------------------------
Other Current Assets (attach schedule)
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL CURRENT ASSETS                                                              $   210,379                     $   183,048
---------------------------------------------------------------------- ---------------------------- ------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------- ---------------------------- ------------------------------
Real Property and Improvements
---------------------------------------------------------------------- ---------------------------- ------------------------------
Machinery and Equipment
---------------------------------------------------------------------- ---------------------------- ------------------------------
Furniture, Fixtures and Office Equipment
---------------------------------------------------------------------- ---------------------------- ------------------------------
Leasehold Improvements
---------------------------------------------------------------------- ---------------------------- ------------------------------
Vehicles
---------------------------------------------------------------------- ---------------------------- ------------------------------
Less Accumulated Depreciation
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL PROPERTY & EQUIPMENT                                                        $   307,441                     $   345,187
---------------------------------------------------------------------- ---------------------------- ------------------------------
OTHER ASSETS
---------------------------------------------------------------------- ---------------------------- ------------------------------
Loans to Insiders*
---------------------------------------------------------------------- ---------------------------- ------------------------------
Other Assets (attached schedule)                                                       50,105                          60,215
---------------------------------------------------------------------- ---------------------------- ------------------------------
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL OTHER ASSETS                                                                $    50,105                      $   60,215
---------------------------------------------------------------------- ---------------------------- ------------------------------

---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL ASSETS                                                                      $   567,925                      $  588,450
---------------------------------------------------------------------- ---------------------------- ------------------------------

---------------------------------------------------------------------- ---------------------------- ------------------------------
                       LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                       CURRENT REPORTING MONTH                  DATE
---------------------------------------------------------------------- ---------------------------- ------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POST-PETITION)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Accounts Payable                                                                    (123,800)                       (162,593)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Taxes Payable (refer to FORM MOR-4)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Wages Payable
---------------------------------------------------------------------- ---------------------------- ------------------------------
Notes Payable                                                                        (16,000)                       (263,060)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Rent/Leases - Building/Equipment                                                    (137,800)                       (160,737)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Secured Debt/Adequate Protection Payments
---------------------------------------------------------------------- ---------------------------- ------------------------------
Professional Fees
---------------------------------------------------------------------- ---------------------------- ------------------------------
Amounts Due to Insiders*
---------------------------------------------------------------------- ---------------------------- ------------------------------
Other Postpetition Liabilities (attach schedule)                                    (135,870)                       (210,800)
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL POSTPETITION LIABILITIES                                                    $   413,470                   $   (797,190)
---------------------------------------------------------------------- ---------------------------- ------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Secured Debt                                                                        (263,060)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Priority Debt
---------------------------------------------------------------------- ---------------------------- ------------------------------
Unsecured Debt                                                                        181,094
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL PRE-PETITION LIABILITIES                                                    $   444,154                   $
---------------------------------------------------------------------- ---------------------------- ------------------------------
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL LIABILITIES                                                               $   (857,624)                       (797,190)
---------------------------------------------------------------------- ---------------------------- ------------------------------
OWNER EQUITY
---------------------------------------------------------------------- ---------------------------- ------------------------------
Capital Stock                                                                           (300)                           (300)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Additional Paid in Capital                                                          (384,800)                       (384,800)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Partners' Capital Account
---------------------------------------------------------------------- ---------------------------- ------------------------------
Owner's Equity Account
---------------------------------------------------------------------- ---------------------------- ------------------------------
Retained Earnings - Pre-Petition                                                      593,840                         593,840
---------------------------------------------------------------------- ---------------------------- ------------------------------
Retained Earnings - Post-Petition                                                      80,959
---------------------------------------------------------------------- ---------------------------- ------------------------------
Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------- ---------------------------- ------------------------------
Postpetition Contributions (Distributions)(Draws)(attach schedule)
---------------------------------------------------------------------- ---------------------------- ------------------------------
NET OWNER EQUITY                                                                 $    289,699                    $    208,740
---------------------------------------------------------------------- ---------------------------- ------------------------------
---------------------------------------------------------------------- ---------------------------- ------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                             $   (567,925)                   $   (588,450)
---------------------------------------------------------------------- ---------------------------- ------------------------------
FORM MOR


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

------------------------------------------------------------------------------- ------------------------ --------------------------
REVENUES                                                                             28 days ended             68 days ended
                                                                                    January 6, 2001           January 6, 2001
------------------------------------------------------------------------------- ------------------------ --------------------------
Gross Revenues                                                                             144,617                494,994
------------------------------------------------------------------------------- ------------------------ --------------------------
Less:  Returns and Allowances                                                                    -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Net Revenue                                                                                144,617                494,994
------------------------------------------------------------------------------- ------------------------ --------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------- ------------------------ --------------------------
Beginning Inventory                                                                        110,792                116,875
------------------------------------------------------------------------------- ------------------------ --------------------------
Add:  Purchases                                                                             99,399                351,835
------------------------------------------------------------------------------- ------------------------ --------------------------
Add:  Cost of Labor                                                                                                     -
------------------------------------------------------------------------------- ------------------------ --------------------------
Add:  Other Costs (attach schedule)                                                          1,712                  5,714
------------------------------------------------------------------------------- ------------------------ --------------------------
Less:  Ending Inventory                                                                    105,096                105,096
------------------------------------------------------------------------------- ------------------------ --------------------------
Cost of Goods Sold                                                                         106,807                369,328
------------------------------------------------------------------------------- ------------------------ --------------------------
Gross Profit                                                                                37,810                125,666
------------------------------------------------------------------------------- ------------------------ --------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------- ------------------------ --------------------------
Advertising                                                                                  1,469                  5,141
------------------------------------------------------------------------------- ------------------------ --------------------------
Auto and Truck Expense                                                                           -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Bad Debts                                                                                        -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Contributions                                                                                    -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Employee Benefits Programs                                                                   2,773                  9,501
------------------------------------------------------------------------------- ------------------------ --------------------------
Insider Compensation                                                                             -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Insurance                                                                                    1,594                  5,567
------------------------------------------------------------------------------- ------------------------ --------------------------
Management Fees/Bonuses                                                                          -                     44
------------------------------------------------------------------------------- ------------------------ --------------------------
Office Expense                                                                                   -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Pension & Profit-Sharing Plans                                                                 197                    675
------------------------------------------------------------------------------- ------------------------ --------------------------
Repairs and Maintenance                                                                      1,905                  6,133
------------------------------------------------------------------------------- ------------------------ --------------------------
Rent and Lease Expense                                                                       3,644                 13,057
------------------------------------------------------------------------------- ------------------------ --------------------------
Salaries/Commissions/Fees                                                                   17,472                 60,716
------------------------------------------------------------------------------- ------------------------ --------------------------
Supplies                                                                                       874                  3,347
------------------------------------------------------------------------------- ------------------------ --------------------------
Taxes-Payroll                                                                                1,545                  5,053
------------------------------------------------------------------------------- ------------------------ --------------------------
Taxes-Real Estate                                                                              889                  3,019
------------------------------------------------------------------------------- ------------------------ --------------------------
Taxes-Other                                                                                      -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Travel and Entertainment                                                                         -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Utilities                                                                                    3,137                 11,249
------------------------------------------------------------------------------- ------------------------ --------------------------
Other (attach schedule)                                                                      3,907                 15,348
------------------------------------------------------------------------------- ------------------------ --------------------------
Total Operating Expenses Before Depreciation                                                39,406                138,850
------------------------------------------------------------------------------- ------------------------ --------------------------
Depreciation/Depletion/Amortization                                                          2,855                 30,546
------------------------------------------------------------------------------- ------------------------ --------------------------
Net Profit (Loss) Before Other Income & Expenses                                           (4,451)               (43,730)
------------------------------------------------------------------------------- ------------------------ --------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------- ------------------------ --------------------------
Other Income (attach schedule)                                                                   -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Interest Expense                                                                             4,612                 15,187
------------------------------------------------------------------------------- ------------------------ --------------------------
Other Expense (attach schedule)                                                              (746)                (1,267)
------------------------------------------------------------------------------- ------------------------ --------------------------
Net Profit (Loss) Before Reorganization Items                                              (8,318)               (57,650)
------------------------------------------------------------------------------- ------------------------ --------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------- ------------------------ --------------------------
Professional Fees                                                                                -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
U.S. Trustee Quarterly Fees                                                                      -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                     -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Gain (Loss) from Sale of Equipment                                                               -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Other Reorganization Expenses (attach schedule)                                              1,828                  5,301
------------------------------------------------------------------------------- ------------------------ --------------------------
Total Reorganization Expenses                                                                    -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Income Taxes                                                                                     -                      -
------------------------------------------------------------------------------- ------------------------ --------------------------
Net Profit (Loss)                                                                         (10,146)               (62,951)
------------------------------------------------------------------------------- ------------------------ --------------------------


                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

-------------------------------------------------------------------- -------------------------------- --------------------------
OTHER COSTS OF GOODS SOLD                                                     28 days ended                 68 days ended
                                                                             January 6, 2001               January 6, 2001
-------------------------------------------------------------------- -------------------------------- --------------------------
TRUCKING                                                                                596                      2,749
WAREHOUSING                                                                           3,419                     11,046
S & G SERVICES                                                                          299                        972
                                                                      ---------------------      ---------------------
TOTAL DISTRIBUTION                                                                    4,314                     14,767
ADVERTISING & PROMO ALLOWANCE                                                       (3,825)                   (15,216)
SPECIALTY FOODS                                                                        (67)                      (212)
CASH DISCOUNTS                                                                        (122)                      (707)
STOCK GAIN OR (LOSS) - GROCERY                                                          455                      1,894
-LIQUOR                                                                                   -                        (4)
-GEN MDSE                                                                               413                      1,294
-PHARMACY                                                                              (20)                       (84)
-SHRINK PROJ                                                                             27                         87
                                                                      ---------------------      ---------------------
TOTAL STOCK GAIN OR (LOSS)                                                              874                      3,186
                                                                      ---------------------      ---------------------
SPECIAL PROMOTIONS                                                                      699                      4,631
                                                                      ---------------------      ---------------------
TRADING-MERCHANDISE                                                                   (165)                      (879)
-MEAT                                                                                 (461)                    (1,144)
-PRODUCE                                                                              (208)                      (812)
-SERVICE                                                                               (19)                       (64)
LABEL EXP/ALLOW                                                                           -                          -
VENDOR COUPONS                                                                         (41)                      (164)
STATISTICAL GROSS ADJUSTMENT                                                             43                        148
WHSE INV GAIN(LOSS)-GROCERY                                                              50                        171
PHARMACY THIRD PARTY REC ADJ                                                             28                         80
FREQUENT SHOPPER EXPENSE                                                                486                      1,358
CLIPLESS COUPON EXPENSE                                                                 126                        195
ADVERTISING PROGRAMS                                                                      -                          -
                                                                      ---------------------      ---------------------
OTHER ADJ. TO GROSS MARGIN                                                            (161)                      (811)
                                                                      ---------------------      ---------------------
LIFO PROVISION                                                                            -                         75
                                                                      ---------------------      ---------------------

TOTAL OTHER COSTS OF GOODS SOLD                                                       1,712                      5,713
                                                                      =====================      =====================



                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

---------------------------------------------------------------- -------------------------------- --------------------------
                                                                          28 days ended                 40 days ended
OTHER OPERATING EXPENSES                                                 January 6, 2001               January 6, 2001
---------------------------------------------------------------- -------------------------------- --------------------------
CHARGE CARD EXPENSE                                                                  524                      1,794
OTHER OPERATING EXPENSES
LIGHT REPAIRS & LAMP REPLACE                                                          76                        258
STORE DISBURSEMENTS                                                                   79                        280
PENALTIES & FINES                                                                     26                         57
BAD CHECKS                                                                            90                        334
PREMISE SECURITY                                                                     110                        434
LAUNDRY                                                                               52                        166
CASH (OVER) SHORT                                                                     68                        203
REFRIGERATION & WATER DAMAGE                                                           3                          7
EQUIPMENT RENTAL                                                                      23                         83
CASUALTY LOSS                                                                          7                         82
SIGNS                                                                                  -                          1
EXTERMINATING                                                                          6                         22
SHOPPING CARTS                                                                         4                         25
MISCELLANEOUS INCOME                                                               (206)                      (753)
BANK SERVICE CHG/ARMORED CAR                                                         145                        596
CUSTOMER SERVICE CHARGES                                                               1                        (2)
OTHER                                                                                103                        495
                                                                   ---------------------      ---------------------
TOTAL OTHER OPERATING EXPENSE                                                        586                      2,287
                                                                   ---------------------      ---------------------
CAPITAL PROJECT EXPENSE                                                                -                          -
CORPORATE ADMIN EXPENSE                                                            2,659                      9,147
GRAND PROPERTIES                                                                     125                        421
GRAND VIDEO                                                                            -                          -
CORPORATE COMMISSARY                                                                   -                          -
PRE-OPEN EXPENSE                                                                       -                          0
CLOSED STORE EXPENSE                                                                  14                      1,699
TECHNOLOGY INITIATIVES                                                                 -                          -
MANAGEMENT FEE                                                                         -                          -
SUNDRY                                                                                 -                          -
                                                                   ---------------------      ---------------------

TOTAL OTHER OPERATING EXPENSES                                                     3,907                     15,348
                                                                   =====================      =====================



                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

------------------------------------------------------------------ -------------------------------- --------------------------
                                                                            28 days ended                 40 days ended
OTHER INCOME AND EXPENSES                                                  January 6, 2001               January 6, 2001
------------------------------------------------------------------ -------------------------------- --------------------------
LEASED/OWNED NORMALIZATION ITEMS                                               (1,286)                       (4,604)

BANK SERVICE CHARGES                                                                18                            62

GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS                                              -                           123

SALES TAX COLLECTION COMMISSIONS                                                   (2)                           (5)

SALES USE TAX                                                                        9                            26

EXECUTIVE INCENTIVE PLAN                                                           347                         1,190

ADMINISTRATIVE PENSION                                                              19                            65

BOARD OF DIRECTORS FEES                                                            114                           391

BOARD OF DIRECTORS EXPENSES                                                         30                           110

OTHER                                                                                5                         1,375
                                                                      ----------------              ----------------

TOTAL OTHER INCOME AND EXPENSES                                                  (746)                         1,267
                                                                      ================              ================

In re: Grand Union                                  Case No.  00-39613 (NW)
       -----------                                            -------------
       Debtor                                       December 10 - January 6

                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
                                   BEGINNING         AMOUNT           AMOUNT        DATE PAID        CHECK NO         ENDING
                                      TAX          WITHHELD OR          PAID                           OR EFT          TAX
                                   LIABILITY         ACCRUED                                                         LIABILITY
================================ ============== ================= =============== =============== =============== ==============
FEDERAL
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                               0         5,703,600       5,703,600              VAR            EFT              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employee                             0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
FICA-Employer                             0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                         38,400            83,100               0                                        121,500
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Income                                    0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:  NJ Litter                         0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total Federal Taxes            38,400         5,786,700       5,703,600                                        121,500
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
STATE AND LOCAL
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Withholding                         346,000           631,700         600,300              VAR            CHK        377,400
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Sales                             2,273,700         2,055,200       2,327,400              VAR            CHK      2,001,500
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Excise                                    0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Unemployment                        131,900           212,800               0                                        344,700
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Real Property                             0                 0               0                                              0
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Personal Property                    48,100            23,100           1,700              VAR            CHK         69,400
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
Other:                               22,400             9,300               0                                         31,700
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
      Total State and Local       2,822,000         2,932,000       2,929,400                                      2,824,700
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------
TOTAL TAXES                       2,860,500         8,718,700       8,633,000                                      2,946,300
-------------------------------- -------------- ----------------- --------------- --------------- --------------- --------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

----------------------------------------- -----------------------------------------------------------------------------------------
                                                                        NUMBER OF DAYS PAST DUE
========================================= ============= ============== =============== =============== ============= ==============
                                           Current         0-30            31-60           61-90        Over 90          Total
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Accounts Payable                          17,033,000     17,033,000       (724,000)       1,784,000             0        18,103,000
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Wages Payable                              3,711,000      3,711,000               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Taxes Payable                              2,946,300              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Rent/Leases-Building                               0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Rent/Leases-Equipment                              0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Secured Debt/Adequate Protection Payments          0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Professional Fees                            512,000              0               0               0             0           512,000
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Amounts Due to Insiders*                           0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Other:                                             0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
Other:                                             0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------
TOTAL POSTPETITION DEBTS                           0              0               0               0             0                 0
----------------------------------------- ------------- -------------- --------------- --------------- ------------- --------------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* "Insider" is defined in 11 U.S.C. Section 101(31)                    Form MOR
                                                                          (9/99)

In re: The Grand Union Company                         Case No.  00-39613 (NW)
       -----------------------                                   -------------
       Debtor                                Reporting Period: January 6, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



---------------------------------------------------------------------------------------- ------------------------------
Accounts Receivable Reconciliation                                                                  Amount
---------------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable at the beginning of the reporting period                                  27,553,000
---------------------------------------------------------------------------------------- ------------------------------
+ Amounts billed during the period                                                                   3,724,000
---------------------------------------------------------------------------------------- ------------------------------
- Amounts collected during the period                                                                4,514,000
---------------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable at the end of the reporting period                                        27,763,000
---------------------------------------------------------------------------------------- ------------------------------

---------------------------------------------------------------------------------------- ------------------------------


---------------------------------------------------------------------------------------- ------------------------------
Accounts Receivable Aging                                                                           Amount
---------------------------------------------------------------------------------------- ------------------------------
0-30 days old                                                                                     19,492,000
---------------------------------------------------------------------------------------- ------------------------------
31-62 days old                                                                                     3,049,000
---------------------------------------------------------------------------------------- ------------------------------
61-90 days old                                                                                      683,000
---------------------------------------------------------------------------------------- ------------------------------
91 + days old                                                                                      7,464,000
---------------------------------------------------------------------------------------- ------------------------------
Total Accounts Receivable                                                                         30,689,000
---------------------------------------------------------------------------------------- ------------------------------
Amount considered uncollectable (Bad Debt)                                                         3,927,000
---------------------------------------------------------------------------------------- ------------------------------
Accounts Receivable (Net)                                                                         26,762,000
---------------------------------------------------------------------------------------- ------------------------------

---------------------------------------------------------------------------------------- ------------------------------



                              DEBTOR QUESTIONNAIRE



-------------------------------------------------------------------------------- ---------------------- ----------------------
Must  be completed each month                                                            Yes                    No
-------------------------------------------------------------------------------- ---------------------- ----------------------
13.   Have any assets been sold or transferred outside the normal course                                        X
      of business this reporting period?  If yes, provide an explanation below.
-------------------------------------------------------------------------------- ---------------------- ----------------------
14.   Have any funds been disbursed from any account other than a debtor
      in possession account this reporting period?  If yes, provide an                                          X
      explanation below.
-------------------------------------------------------------------------------- ---------------------- ----------------------
15.   Have all postpetition tax returns been timely filed?  If no,                        X
      provide an explanation below.
-------------------------------------------------------------------------------- ---------------------- ----------------------
16.   Are workers compensation, general liability and other necessary                     X
      insurance coverages in effect?  If no, provide an explanation below.
-------------------------------------------------------------------------------- ---------------------- ----------------------

-------------------------------------------------------------------------------- ---------------------- ----------------------
